GLOBAL SECURITIES LENDING AGENCY AGREEMENT

This Global Securities Lending Agency Agreement, dated as of October 4, 2018 (this “Agency Agreement”), is entered into by and between (i) CITIBANK, N.A., a national banking organization (the “Agent”) and (ii) JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust III, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds (each, a “Trust” and, collectively, the “Trusts”), each a registered management investment company organized and existing under the laws of Delaware, Massachusetts or Maryland, each on behalf of their series portfolios listed as corresponding to such Trust’s name on Exhibit A severally and not jointly, (each series portfolio, a “Lender” and, collectively, the “Lenders”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Lending Agreements (as defined below).

WHEREAS, each Lender wishes to appoint the Agent, and the Agent is willing to accept such appointment, to lend certain of the Lender’s securities upon the terms and conditions set forth in this Agency Agreement.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and the Lender agree as follows:

1.	Appointment and Acceptance; the Agent’s Authorization.

a. The Lender hereby appoints the Agent, and the Agent hereby accepts its appointment, as the Lender’s securities lending agent with the duties and obligations set forth in this Agency Agreement. No covenants or obligations not set forth herein shall be implied as a result of this Agency Agreement.

b. The Lender hereby authorizes and directs the Agent to arrange and administer loans of securities (the “Loans”) maintained in accounts listed on Exhibit A or as agreed upon by the parties from time to time (such accounts, the “Designated Accounts” and the assets and securities contained therein, the “Securities”). Securities that are the subject of a Loan shall be referred to as “Loaned Securities”. Lender may instruct Agent not to lend certain securities or security types, or to not lend Securities held by certain Lenders and Agent agrees to comply with any such Instruction.

c. The Agent may utilize one or more omnibus securities accounts, opened on its own books for the account of its customers (the “Administration Account(s)”), for the temporary receipt and delivery of Loaned Securities. Assets and securities comprised in the Administration Account(s) will become Loaned Securities when the Loans are consummated. Agent will promptly credit such delivery of Loaned Securities into the Lender’s account.

d. The Lender hereby authorizes and instructs the Agent to enter into Loans on behalf of the Lender solely with the entities identified in Schedule I hereto or as otherwise identified by the Lender in writing from time to time (each, a “Borrower”).

e. Prior to arranging a Loan with a Borrower, the Agent will, on behalf of the Lender, enter into lending agreements substantially in the form of the agreements included in Schedule VI hereto (such agreements shall be collectively or individually referred to as “Lending Agreements”). The Lender agrees to be bound by the terms and conditions of each Lending Agreement entered into by the Agent on its behalf. Agent shall notify Lender of any changes or updates to the forms listed in Schedule VI. Agent will verify, at the initiation of each Loan, that the Lender’s lending limit and other limitations specified by Lender will not be exceeded after giving effect to such Loan.

2.	The Agent’s Services. In addition to the foregoing, the Lender hereby authorizes the Agent to perform the following functions:

a. To negotiate rebates and/or lending fees with the Borrowers within the parameters provided by the Lender.

b. To collect from Borrowers the cash, securities or other financial instruments that will serve as collateral for the Loans (“Collateral”). The Lender hereby authorizes and instructs the Agent to accept on behalf of the Lender as collateral for Loans the types of financial instruments identified in Schedule II to this Agency Agreement.

c. To enter into and sign, as agent for the Lender, such documents and instruments, including but not limited to subscription agreements, asset management agreements or other relevant agreements as are required for the investment of Collateral. The Lender agrees to be bound to the terms of any such agreement.

d. To hold in custody, or enter into any required agreement with a third party custodian that will hold in custody, any and all Collateral delivered by the Borrowers in respect of Loans. Subject to the terms hereof, Collateral held by the Agent shall be segregated on the Agent’s books and records as being maintained solely for the benefit of the Lender and segregated from Agent’s own assets. To the extent Citibank, N.A. does not act as custodian for the Designated Accounts, the parties agree to the additional custody terms outlined in Exhibit B.

e. Subject to the terms hereof, Lender assets and securities in the Administration Account shall be segregated on the Agent’s books and records as being maintained solely for the benefit of the Lenders and segregated from Agent’s own assets. Agent maintains books and records which identify the interest of each applicable Lender in assets in the Administration Account.

f. If requested by the Lender, to invest on the Lender’s behalf all cash Collateral delivered by Borrowers in respect of Loans. The Lender hereby authorizes and instructs the Agent to invest cash Collateral pursuant to the parameters outlined on Schedule III to this Agency Agreement. The Agent’s obligation with respect to the investments of cash Collateral shall be to make initial investments of cash Collateral within the parameters of Schedule III or as otherwise instructed by Lender.

g. To perform daily the “mark-to-market” function described in the Lending Agreements as the Lender’s agent and to request and return Collateral as set forth in the Lending Agreements. The Lender acknowledges that the Agent will calculate the value of Loaned Securities and Collateral by reference to information provided by recognized pricing services, and shall have no liability for any errors or omissions in such information provided by such sources. In recognition of the obligation of Lender’s board of directors to oversee fund asset valuation, Agent shall provide Lender with such information as Lender may reasonably request about the pricing services used by Agent.

h. To collect or arrange for the collection of any interest, dividends or other distributions or other payments of any kind on Loaned Securities (including but not limited to manufactured dividends, if any, and other distributions due to the Lender in respect of the Loan) and pay the same to the Lender.

i. To pay at Agent’s expense third party lending agent fees charged by Lender’s Custodian as set forth on Schedule IV.

j. Agent shall provide such reports, statements and presentations as agreed upon by Lender and Agent from time to time. At a minimum, Agent shall provide the following reports and statements: Agent (i) will, upon request by Lender, mail to Lender a daily statement of activity setting forth information relating to loaned securities, marks-to-market and terminations and (ii) will send to each Lender on or about the 7th (seventh) Business Day of each month, a statement indicating for the preceding calendar month the securities lent from the Custody Account, the value of such securities, the identity of the borrowers, the nature and amount of Collateral received as security for Loans, the income received (or loss incurred) from such invested Collateral, the amounts of any fees or payments paid or to be paid with respect to each loan and such other information as Agent and Lender may agree to from time to time. In addition to the foregoing, Agent shall provide the following: (1) on each Business Day via a system of on line reporting, a daily report for each Lender including loan detail, outstanding collateral report, percent on loan report, and restricted securities report; (2) on each Business Day, compliance reporting and attestations including loans conducted with unapproved borrowers, loans conducted in unapproved markets, loans collateralized under 102% (105% for non-U.S. securities), restricted securities on-loan, and any Lender above the lending limit; (3) on a weekly basis, a mark to market report; (4) on a quarterly basis, the amount of any payments made by borrowers including a description of substitution payments made pursuant to this Agreement; (5) on an as needed basis, a report concerning substitute or “manufactured” dividend income; and (6) such additional reporting as agreed upon by the parties from time to time.

k. Agent shall make appropriate persons available for the purpose of reviewing with representatives of the Lender and the Board on a regular basis at reasonable times the services provided under this Agreement and general conditions affecting the securities lending market. Agent agrees to render to the Lender and the Board on a timely basis such other periodic and special reports regarding its activities under this Agreement as the Lender or the Board may reasonably request.

l. Agent shall not initiate negative loans (loans for which the rebate exceeds the earnings on the investment of Collateral). This provision may be varied by the Lender by a direction in writing without a formal amendment of this Agreement.

m. In all its lending transactions on behalf of Lender (whether in the U.S. or outside of the U.S., and whether with U.S. or non-U.S. Borrowers) Agent’s securities lending shall comply with the requirements of Section 1058 of the U.S. Internal Revenue Code. Furthermore, Agent’s securities lending shall comply with the following requirements in the proposed U.S. Treasury Regulations under Section 1058: (A) the securities transfer agreement must be in writing; and (B) the agreement must provide that Lender may terminate the securities loan transaction upon notice of not more than five (5) Business Days. If in the future further U.S. Treasury Regulations are proposed under Section 1058, Agent shall within thirty (30) days of learning of any such further proposed regulations advise Lender if it is unable or unwilling to comply with new requirements contained in such proposed regulations.

n. Agent may: (i) terminate or subject to any limitations specified herein (including in the Schedules hereto) modify any Loan at any time and (ii) review and delete any Borrowers and/or investment counterparties at any time. Agent hereby acknowledges that Lender itself may instruct Agent to terminate any Loan on any date subject to the conditions of the relevant Lending Agreement and impose additional limitations on any Borrower.

3.	Representations and Warranties.

a. The Lender and the Agent each hereby represent and warrant that, throughout the term of this Agency Agreement, and for as long thereafter as a Loan is outstanding: (i) Each party is authorized, under the terms of its organizational documents, the terms of any agreements with any third party, and the laws, rules and regulations that govern it, to enter into this Agency Agreement and be bound thereby, to enter into the Loans, and to invest cash received as Collateral, in the case of the Lender as principal and in the case of the Agent as agent; and (ii) The person executing this Agency Agreement on its behalf has been, and all Authorized Persons acting on behalf of such party will have been, duly and properly authorized to do so.

b. Lender represents and warrants that, throughout the term of this Agency Agreement, and as long thereafter as a Loan is outstanding: (i) the Securities in the Designated Accounts are, and shall be at the time Loans are made, free and clear of all liens and encumbrances except as may be set forth in a custody agreement with Citibank, N.A. or JP Morgan Chase Bank N.A., and except for any lien or other encumbrance routinely imposed on securities held in a relevant settlement or clearing system, and the Lender has full right, title and interest in and to and has not transferred, assigned or encumbered any interest or rights with respect to the Securities, this Agency Agreement, the Lending Agreements or transactions contemplated hereby or thereby and (ii) the Lender is not relying on the Agent to advise it on the suitability for the Lender of entering into any of the Lending Agreements nor the credit worthiness of any particular Borrower.

c. Both parties agree that the representations and warranties contained in this Section 3 shall be ongoing in nature, and shall continue throughout the term of this Agency Agreement. If, during the term of this Agency Agreement, either party has reason to believe that any representation or warranty made hereunder is or soon will not be true and correct, then that party is obliged to notify the other party thereof as soon as reasonably practicable.

4.	Liability of Agent; Indemnification.

a. Indemnification by Agent. Subject to the limitations contained in Section 5 of this Agency Agreement, and in addition to the indemnification set forth in Section 4(b) below, the Agent agrees to indemnify and hold harmless each Lender from and against damages, losses, costs and fees incurred by the Lender that result from Agent’s negligence, willful misconduct or fraud in performing its duties hereunder.

b. Indemnification for Borrower Defaults. If there occurs an event of default by the Borrower under a Lending Agreement, the Agent shall indemnify the Lender as follows: the Agent shall liquidate the Collateral for its use in connection with this indemnification and within five (5) business days after the date of declaration of the default: (i) replace the Loaned Securities or purchase “Replacement Securities” or “Equivalent Securities” as such terms are defined in the relevant Lending Agreement (as more fully set forth on Schedule VI); or (ii) if Replacement Securities or Equivalent Securities cannot be obtained within five (5) business days, pay the Applicable Lender an amount that is equal to the value of the Loaned Securities at the time at which the Loaned Securities were due to have been returned by the Borrower, or, if at such time a value is not determinable, the latest prior time at which a value is determinable. Replacement under clause (b)(i) or payment under clause (b)(ii) shall include payment by the Agent for any manufactured income which remains unpaid through the date of replacement or payment, the amount of any overdraft charges charged by the custodian and (if the replacement occurs through a buy-in) the costs and penalties associated with such buy-in. Consistent with market practice, the Agent may decline to declare an event of default in cases where it determines that a solvent Borrower’s failure to return a Loaned Security is temporary or administrative in nature and such failure is remedied within two (2) business days, but in no event shall the delivery of Replacement Securities or Equivalent Securities exceed the five (5) business days provided under clause (b)(i). To the extent that there is a conflict between this provision and the indemnification of Agent in Section 4(c) below, the terms of this provision shall govern.

c. Indemnification by Lender. The Lender agrees to indemnify and hold harmless the Agent from and against any and all damages, losses, costs, Taxes (as hereinafter defined) and fees incurred by the Agent that result from: (i) any action taken or omitted to be taken by the Agent in acting in accordance with the terms of this Agency Agreement, or the Lending Agreements; or (ii) as a consequence of carrying out any Instructions of the Lender except where the Agent is negligent or acts with willful misconduct or fraud in carrying out those instructions.

5.	Limitation of Liability.

Except with respect to the indemnification set forth in section (b), in addition to any other limits set forth herein:

a. Agent’s liability under section 4.a of this Agency Agreement, whether to Lender or any creditor of Lender shall be limited to an amount equal to the market value of the securities that are the subject of the loan, investment or transaction to which the damage relates calculated at the time of the alleged act or omission giving rise to the loss. If the act or omission resulted in the imposition of buy-in or similar penalties against lender in addition to the market value of the securities, Agent shall also be liable for such penalties.

b. Under no circumstances shall Agent be liable for (i) special, consequential or indirect damages, lost profits or loss of business, (ii) any liability incurred as a result of the actions or inactions of any pricing agencies, depositories or any third party custodian, or (iii) any loss arising out of any suspension of the agent’s duties and obligations hereunder as a result of any law, regulation, decree, order or governmental act that prevents or limits the performance of such duties and obligations (including the suspension of trading), except insofar as that decree, order or governmental act is imposed as a sanction against Agent due to an act or omission of the Agent in violation of Applicable Law (as hereinafter defined). Notwithstanding the foregoing, in the event that Agent appoints a sub-agent or sub-custodian to perform duties under this Agency Agreement, the Agent shall be responsible for acts and omissions of the sub-agent or sub-custodian as though any action or omission was the act or omission of the Agent. The Agent agrees that any sub-custodian appointed by it shall comply with the requirements of Section 17(f) of the Investment Company Act of 1940, as amended. For the avoidance of doubt, the Lender agrees to indemnify the Agent and to defend and hold the Agent harmless from all Losses incurred by the Agent as a result of a third party custodian appointed at the direction of Lender failing to comply with the instructions given to it under Clause 9(c).

c. The Agent may refrain from beginning or defending any legal action or proceedings arising out of or in connection with any loan until it shall have received such indemnity and security as it may require for all costs, claims, expenses (including reasonable attorney’s fees) and liabilities which it will or may expend or incur in relation thereto.

6.	Lien/Set -Off.

a. In addition to any other remedies available to the Agent under Applicable Law, the Agent shall have, and the Lender hereby grants, a continuing general lien on all securities in Agent’s possession and control (provided that Agent shall have no lien or security interest in any Security issued or guaranteed by Agent or its affiliates or if such lien or security interest in prohibited by law) and any Collateral sitting in any collateral account held by the Agent until the satisfaction of liabilities arising under this Agency Agreement of the Lender to the Agent in respect to any fees and expenses incurred in the performance of services under, or any advances of funds made by the Agent under, this Agency Agreement; and

b. In additional to any other remedies available to the Agent under Applicable Law, the Agent may without prior notice to the Lender, set off any payment obligation due and owed to it by the Lender in connection with all liabilities arising under this Agency Agreement against any payment obligation owed by it to the Lender under this Agency Agreement regardless of the place of payment or currency of either obligation (and for such purpose may make any currency conversion necessary).

7.

Subrogation. If the Agent makes any transfer or payment to Lender as a result of a failure by a Borrower to return any Loaned Securities, the Lender agrees that the Agent is and will be subrogated to all the Lender’s rights with respect to such failure in and to the Lending Agreements and the Collateral under such Lending Agreements and the Lender hereby assigns to the Agent all such rights.

8.	Duties of the Lender; Fees; Taxes.

a. Notwithstanding any other provision in this Agency Agreement to the contrary, the Lender acknowledges and agrees that the investment of cash or other property received as Collateral is for the Lender’s account and risk provided that such investment is made by Agent in accordance with Schedule III. The Lender agrees that to the extent any investment losses reduce the amount of cash below the amount required by the Loan and/or mark to market process, the Lender will, on the Agent’s demand, pay to the Agent such amount in cash, which the Agent will receive and use as, or reimburse for, Collateral. If the Lender fails to make any payment due to the Agent, the Lender will be liable to the Agent for the amount of any such payment, together with interest on such amount at the rate specified in Section 11, from the date of the Agent’s demand referred to above until payment of such liability.

b. In consideration of the services provided hereunder the Lender agrees to pay to the Agent an amount equal to a fixed percentage of (i) the investment income (net of rebates) on cash Collateral delivered to the Agent on the Lender’s behalf in respect of any Loans by the Borrowers, and (ii) fees paid in connection with transactions for which non-cash Collateral is provided by Borrowers. These amounts shall be set forth on Schedule IV of this Agency Agreement. The Lender authorizes and directs the Agent to withhold such fees on a monthly basis from the amounts payable to the Lender in respect of such investment and fee income or as otherwise agreed in writing.

c. The Agent shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Lender (“Taxes”; “Taxes” shall not, however, include taxes assessed against the Agent related to its own income or assets). The Lender agrees that Taxes shall be paid by the Lender. The Agent will deduct or withhold for or on account of Taxes from any payment to the Lender if required by any law including, but not limited to (i) any statute or regulation, (ii) any agreement entered into by the Agent and any governmental authority or between any two or more governmental authorities, or (iii) a requirement of any legal, governmental or regulatory authority, where any statute, regulation or governmental authority may be domestic or foreign (any of (i), (ii) or (iii) referred to herein as “Applicable Law”). The Lender acknowledges that the Agent may debit any amount available in any balance held for the Lender and apply such amount in satisfaction of Taxes. The Agent will timely pay the full amount debited or withheld to the relevant governmental authority in accordance with the Applicable Law as provided in this Clause. If any Taxes become payable with respect to any prior credit to the Lender by the Agent, the Lender acknowledges that the Agent may debit any balance held for the Lender in satisfaction of such prior Taxes. The Lender shall remain liable for any deficiency and agrees that it shall pay it upon notice from the Agent or any governmental authority. If Taxes are paid by the Agent or any of its affiliates, the Lender shall promptly reimburse the Agent for such payment to the extent not covered by withholding from any payment or debited from any balance held for the Lender.

9.	Instructions

a. The Agent is entitled to rely and act upon any and all instructions (including, consents and notices) received by the Agent, communciated through any manual or electronic medium or system as agreed to by the parties (“Instructions”) of any person identified by the Lender as an “Authorized Person” in connection with the transaction contemplated hereby until the Agent has received notice of any change from the Lender and has had a reasonable time to note and implement such change. The Agent is authorized to rely upon any Instructions received by any means, provided that the Agent and the Lender have agreed upon the means of transmission and the method of identification for the Instructions. In particular:

(i)	The Lender and the Agent will comply with security procedures designed and agreed upon to verify the origination of Instructions.

(ii)

The Agent is not responsible for errors or omissions made by the Lender or resulting from fraud or the duplication of any Instruction by the Lender (except that this exculpation shall not apply if such fraud or duplication by the Lender is ultimately attributable to an act of fraud or duplication by the Agent), and the Agent may act on any Instruction by reference to an account number only, even if no account name is provided.

(iii)	The Agent may act on an Instruction if it reasonably believes it contains sufficient information.

(iv)

The Agent may decide not to act on an Instruction where it reasonably doubts its contents, completeness, authorization, origination or compliance with any security procedures or where Instructions are given which conflict with each other but the Agent will promptly notify the Lender of its decision.

(v)

If the Agent acts on any Instruction sent manually (including by facsimile or telephone), then, if the Agent complies with the security procedures as referred to under Sub-Clause 9(a)(i) above, the Lender will be responsible for any loss the Agent may incur in connection with that Instruction. The Lender expressly acknowledges that the Lender is aware that the use of manual forms of communication to convey Instructions increases the risk of error, security and privacy issues and fraudulent activities.

(vi)	Instructions are to be given in the English language.

(vii)

The Agent may refuse to execute Instructions if, in the Agent’s reasonable opinion, they are contrary to any Applicable Law, rule or other regulatory requirement, whether arising from any governmental authority, self-regulatory organization or that of a relevant stock exchange, clearing house, settlement system or market.

(viii)

In some securities markets, securities deliveries and payments therefor may not be or are not customarily made simultaneously. Accordingly, notwithstanding the relevant Instruction to deliver any part of the Collateral against payment or to pay for any part of the Collateral against delivery, the Agent may make or accept payment for or delivery of any part of the Collateral at such time and in such form and manner as is in accordance with relevant local law and practice or with the customs prevailing in the relevant market; provided that Agent shall not deliver Securities for Loan unless the Collateral therefor has been received concurrently or prior thereto.

b. The Lender agrees to provide written instructions related to the termination or modification of the terms of a Loan or otherwise as to the recall of Loaned Securities: (i) by electronic mail or SWIFT message; (ii) to the department or desk of the Agent that is separately identified to the Lender; and (iii) in accordance with the deadlines and cutoff times set forth on Schedule V to this Agency Agreement, and to cause all of its investment managers and/or advisors with access to the Designated Accounts to so advise the Agent, or of any securities in the Designated Accounts it or they, as applicable, shall sell or have sold. The Lender understands that the Agent shall have no liability as a result of the failure of the Lender and/or its investment managers/advisors to give this notice in accordance with the terms of this Section 9.b.

c. The Lender agrees to give irrevocable instructions to its custodian substantially in the form of those set out in Annex 1 to Exhibit A (unless a custody rider is agreed in lieu thereof) : (i) to act in accordance with any instructions given from time to time by the Agent (acting through duly authorised individuals as notified to the Lender’s custodian in writing), including instructions relating to the settlement of transactions effected by the Agent on behalf of the Lender pursuant to any Lending Agreement and the transfer of Securities to or from the Designated Accounts at the direction of the Agent to enable the Agent to meet its obligations hereunder and the Lending Agreements; (ii) to provide, at such times and in such form as the Agent may require, regular update information regarding the status of any action by the Lender’s custodian required by an instruction given by the Lender to such custodian; and (iii) to provide the Agent with information about the Loaned Securities, provided that such irrevocable instructions may be revoked by the Lender upon the termination of this Agency Agreement.

10.

Lender Information. a. The Agent may rely on the information received from Lender, including but not limited to tax-related information, in connection herewith, particularly in agreeing and collecting any income due under a Lending Agreement. Request for such information by the Agent hereunder may be made from time to time during the term of this Agency Agreement. The Agent shall not incur any liability for any loss, damages or costs arising directly or indirectly from the inaccuracy of information provided by the Lender or a failure by the Lender to supply information requested hereunder.

b. The Lender shall provide the Agent with information and proof (copies or originals) as to the

Lender’s and/or its underlying beneficial owner’s Tax status or residence or other information as the Agent reasonably requests in order for the Agent to comply with Applicable Law. Information and proof may include executed certificates, representations and warranties, or other documentation the Agent reasonably deems necessary or proper to fulfill the requirements of relevant Tax authorities. The Lender shall notify the Agent in writing within 30 days of any material change in, or in the validity of, information previously provided to the Agent.

11.

Advances. The Lender agrees to repay the Agent promptly for any advances of funds that the Agent may from time to time, in its reasonable discretion, make to or for the account of the Lender in connection with and to facilitate the transactions contemplated in this Agency Agreement and the Lending Agreements. In such event, Agent shall notify Lender that it will be making or has made an advance and the Lender shall be liable to the Agent for the amount of such advance or payment, together with interest on such amounts, at a rate per annum equal to Citi’s “Pool Rate” (the rate charged to Agent by Citigroup Treasury, currently Overnight LIBOR plus a liquidity premium charge), from the date of the Agent’s advance or the due date of such payment, as appropriate, until payment by the Lender of such liability. The Agent may withhold all such amounts from the amounts payable to the Lender hereunder. Agent will provide notice of the rate charged and of any changes to the Pool Rate setting methodology.

12.	Disclosure/Confidentiality/Data Security.

a. The Agent shall treat, any information acquired as a result of or pursuant to this Agreement as confidential. Agent shall keep confidential, and will cause its employees to keep confidential, all non-public information concerning each Lender’s portfolio holdings and other confidential information (collectively “Lender Confidential Information”) obtained hereunder from or on behalf of the Lender to the extent provided hereunder. Agent will use Lender Confidential Information only for the purposes of providing services under this Agreement and will disclose such Lender Confidential Information only to the extent Agent determines in good faith to be reasonably necessary to provide the services specified in this Agreement or as otherwise required by law. The Lender, on behalf of itself and on behalf of its employees, agents and subcontractors, authorizes the transfer and disclosure of any Lender Confidential Information to and between the Agent and its branches, subsidiaries, representative offices, affiliates and administrative support providers and third parties selected by any of them, wherever situated, for confidential use solely in connection with the provision of services under this Agreement (including for data processing, statistical and risk analysis purposes and for compliance with Applicable Law), and further agrees that the Agent and any such branch, subsidiary, representative office, affiliate, agent or third party may transfer or disclose any such information to any payor or payee as required by Applicable Law, as required by any regulatory agency, court, other governmental body or self-regulatory agency with jurisdiction over a Party or pursuant to Applicable Law. Agent acknowledges that the Lender has additional disclosure requirements relating to securities lending, Loans and the appointment of Agent required by the Securities and Exchange Commission, including, without limitation disclosures on Form N-PORT, disclosures in the Lender’s Registration Statements including disclosure of the Agency Agreement as an Exhibit on Part C of the Lender’s Registration Statements and disclosures in the Lender’s shareholder reports. Citi will cooperate with Lender in providing such information. Confidential Information shall not include information which the receiving party (i) knew at the time of disclosure to it, (ii) is or becomes generally known in the industry or public knowledge without the default by the receiving party of its obligations hereunder, (iii) can demonstrate from written records has been independently developed through employees, none of whom had access to Confidential Information; or (iv) is generally furnished to third parties by the disclosing party without confidentiality restrictions.

b. The Lender also specifically authorizes the Agent to: (i) disclose information to Borrowers regarding the Lender as those Borrowers request or are required to obtain pursuant to Applicable Law, or as deemed necessary in connection with the consummation or maintenance of any Loans; (ii) disclose to third parties (on an anonymized basis or otherwise with Lender’s consent) information concerning the Securities in the Designated Accounts for the purpose of estimating the potential fees to be paid by Borrowers with respect thereto; and (iii) disclose to its agents and affiliates such information as required or necessary in connection with the consummation of Loans hereunder. Such information shall be provided to such Borrowers, third parties, agents and affiliates under conditions of confidentiality and only for the purposes of effecting or maintaining loans and providing the services contemplated by this Agency Agreement.

c. The Agent shall take commercially reasonable measures to maintain a comprehensive data security and cybersecurity program that contains appropriate administrative, technical and physical security measures designed to detect, prevent and mitigate the risk of destruction, loss, unauthorized access, disclosure, use and/or alteration of Confidential Information. If either party discovers or is notified of an event that results in destruction, loss and/or unauthorized access, disclosure, use and/or alteration of Confidential Information, it shall promptly notify the other party in accordance with this Agency Agreement.

d. Except as provided in Section 12(a), the Lender agrees that no printed materials or other matter (in any language) that mention Citi, Citigroup Inc., Citibank, N.A., Citibank Europe plc, the rights, powers or duties of the Agent or the terms of this Agency Agreement shall be published or disclosed to any third party by the Lender or on the Lender’s behalf unless: (i) Citibank, N.A. shall first have given its specific written consent; or (ii) the Lender is legally required to do so pursuant to any Applicable Law to which it is subject. Agent agrees that no printed materials or other matter (in any language) that mention JPMorgan, JP Morgan Chase N.A. the rights, powers or duties of the Lender or the terms of this Agency Agreement shall be published or disclosed to any third party by the Agent or on the Agent’s behalf unless: (i) Lender shall first have given its specific written consent; or (ii) as part of the SIFMA Agent-Lender Disclosure industry standard; or (iii) the Agent is legally required to do so pursuant to any Applicable Law to which it is subject.

13.	Non-Public Information, Bank Business and Roles.

a. Notwithstanding anything else contained in this Agency Agreement and any other agreement between the Lender and Citibank, N.A. and its affiliates (collectively, “Citi”):

(i)

the Lender acknowledges that Citibank, N.A. and its affiliates perform a variety of services for a variety of entities, including banking and financial services for Borrowers, and advisor to issuers of the Loaned Securities and Collateral investments of the Lender;

(ii)

the Lender shall not hold Citibank, N.A. or its affiliates liable for its or their failure to make use of, in its role as the Agent within the terms of this Agency Agreement, non-public information it obtains in the course of doing so, the use of which may be prohibited by the legal and regulatory environment and by internal Citi policies, whether or not the use of such information in a specific instance might constitute a breach of any such Applicable Laws or polices; and

(iii)

the Agent has entered, and may enter, into agreements similar to this Agency Agreement with others and the Agent or its affiliates may from time to time lend Securities to or through, or enter into similar transactions with, any Borrower or, where relevant, act as discretionary manager for other clients and therefore agrees that:

(A) the selection of a lender for any particular lending opportunity among all persons having entered into such agreements with the Agent shall be at the Agent’s sole discretion provided that Agent has adopted procedures for fair treatment of client lenders and shall use it best efforts to treat each Lender equitably with other lenders of like circumstances in making lending opportunities available to such Lender hereunder taking into account the demand for specific securities, availability of securities, types of collateral, eligibility of borrowers, deadline for final cash and limitations on investments of cash collateral; and

(B) if consistent with its obligations in (A) above the Agent shall have no duty to inform the Lender of any lending or similar opportunity presented to the Agent or its affiliates or to refrain from taking advantage of any such opportunity but may avail itself of any such opportunity as freely as if there were no relation of principal and agent between the Lender and the Agent.

b. The Lender acknowledges and agrees that the obligations and duties of Citibank, N.A. under this Agency Agreement shall be performed only by Citibank, N.A. and its agents, and shall not be deemed obligations or duties of any other member of the Citi organization.

14.

Notices. Except as otherwise specifically provided herein, all notices and other communications shall be in writing in the English language and shall be made either by facsimile or by prepaid first class mail (except that notice of termination, if mailed, shall be sent by prepaid registered or certified mail) at the address listed in Schedule VII or at such other address as a party may advise the other parties hereto in writing from time to time.

15.	Termination.

a. Each party may terminate this Agency Agreement and the Agent’s authorization as securities lending agent for the Lender at any time upon giving not less than fifteen (15) days prior written notice to the other. The parties hereby acknowledge and agree that, even after notice of termination of this Agency Agreement is given and effective, the Agent shall continue (unless specifically instructed to terminate or novate the Loans) to act as the Agent for the Lender as set forth herein with respect to any Loans outstanding at the time notice of termination is given until such Loans terminate including termination by Lender unless such continuation would cause the Agent, Citigroup, Inc. or any affiliate of either to breach Applicable Law.

b. Notwithstanding anything else contained herein, the following terms shall survive the termination of this Agency Agreement: 4, 5, 6, 7, 8, 11, and 12.

16.	Miscellaneous.

a. No Advice, No Duty to Monitor. The Lender acknowledges and agrees that the Agent does not owe to, nor is it obligated to perform on behalf of, the Lender any investment advisory duties or responsibilities, nor shall the Agent have any duty to monitor investments of cash received as Collateral after the time of initial investment.

b. No Third Party Beneficiaries. This Agency Agreement is between the parties hereto and is not intended to confer any benefits on third parties, including without limitation any Borrower, any counterparty in a transaction with the Lender, or any third party service provider for the Lender or the Agent.

c. Force Majeure. Neither party shall be responsible to the other for any loss caused by a natural, regulatory or societal event due to any cause beyond its reasonable control, such as a natural disaster, nationalization, currency restriction, act of war, act of terrorism, act of God, postal or other strike affecting the market infrastructure, unavailability of communications systems, sabotage or the failure, suspension or disruption of any relevant stock exchange, clearance system or market provided that it has adopted and maintained such business continuity, data security and cybersecurity policies and procedures as are commercially reasonable and standard for its activities.

d. Amendments. This Agency Agreement shall not be amended except by a written agreement between the parties and any purported amendment made in contravention of this section shall be null and void and of no effect whatsoever.

e. Assignment. This Agency Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign, transfer or charge all or any rights, benefits or obligations hereunder without the consent of the other party. Any purported assignment, transfer or charge made in contravention of this section shall be null and void and of no effect whatsoever. However, nothing in this Agreement shall be interpreted to limit, qualify or affect in any way the rights of any resolution authority having jurisdiction over Agent, Lender or any affiliate of either.

f. Entire Agreement. This Agency Agreement, and all current executed Schedules and Exhibits hereto shall constitute the entire agreement between the parties and, unless otherwise expressly agreed in writing, shall supersede all prior agreements and understandings, written or oral relating thereto, between the parties.

g. No Implied Waiver. The parties hereto agree that (i) the rights, powers, privileges and remedies stated in this Agency Agreement are cumulative and not exclusive of any rights, powers, privileges and remedies provided by law, unless specifically waived, and (ii) any failure or delay in exercising any right, power, privilege or remedy will not be deemed to constitute a waiver thereof and a single or partial exercise of any right, power, privilege or remedy will not preclude any subsequent or further exercise of that or any other right, power, privilege or remedy.

h. Further Assurances. The Lender agrees to provide such additional information and execute and deliver such further documentation as the Agent may reasonably request in connection with and in furtherance of the transactions authorized herein. In addition to additional documentation as noted in the preceding sentence, the parties agree to the additional terms outlined in Schedule VII in furtherance of the transactions authorized herein.

i. Partial Invalidity. In the event that any provision of this Agency Agreement, or the application thereof to any person or circumstances, shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remaining provisions of this Agency Agreement, and the application of such provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall be unaffected thereby and such provisions shall be valid and enforced to the fullest extent permitted by law in such jurisdiction.

j. Governing Law and Jurisdiction; Compliance with Laws.

(i)

This Agency Agreement shall be governed by and construed in accordance with the internal laws (and not laws of conflicts) of the State of New York. The parties agree that the courts of the State of New York, shall have jurisdiction to hear and determine any suit, action and proceeding and settle any dispute which may arise out of or in connection with this Agency Agreement; and for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The specific office and jurisdiction are identified in Schedule VII, in addition to such additional terms or conditions as may be applicable.

(ii)

Each party hereto irrevocably waives (A) any right to a trial by jury, if applicable; (B) any objection it may have at any time to the laying of venue of any actions or proceedings brought in any court designated hereby, any claim that such actions or proceedings have been brought in an inconvenient forum and the right to object that any court designated hereby does not have jurisdiction over such party; and (C) to the fullest extent permitted by Applicable Law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or similar grounds from actions or proceedings by or in any court, and irrevocably agrees, to the fullest extent permitted by Applicable Law, that it will not claim such immunity in any such actions or proceedings.

(iii)

The Lender acknowledges and agrees that the Agent’s performance of this Agency Agreement is subject to Applicable Law and to relevant decrees, orders and government acts and the rules, operating procedures and practices of any relevant stock exchanges, clearance systems or market where or through Loans are to be carried out or to which the Agent may be subject or as exist in the country in which any Securities or Collateral are held.

k. Counterparts. This Agency Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

l. Limited Recourse. It is understood and agreed by each of the parties that this Agency Agreement constitutes a separate Agency Agreement between each Lender and Agent, as if each such Lender had executed a separate agreement with Agent naming only itself as Lender. The assets of a particular Lender shall under no circumstances be charged with liabilities attributable to any other Lender and any claim by Agent or a Borrower against a particular Lender shall look only to the assets of that particular Lender for payment of such claim. It is understood that, with respect to any Lender that is a portfolio of assets specifically allocated to a series of shares of a “series company,” as defined in Rule18f-2(a) promulgated under the Investment Company Act of 1940, as amended, all persons extending credit to, contracting with or having any claim against such Lender (including any claims arising hereunder) shall look only to the assets specifically allocated to the Lender for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares or the series company or to any other assets of the series company.

IN WITNESS WHEREOF, the parties hereto have caused this Global Securities Lending Agency Agreement to be executed as of the date set forth above.

CITIBANK, N.A., Agent		Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ John Gilello	By:	/s/ Brian S. Shlissel
	Name: John Gilello		Name: Brian S. Shlissel
	Title: Managing Director		Title: President

Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

		By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Trust III on behalf of each of its series listed on Exhibit A severally and not jointly

		By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

		By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Insurance Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Schedule I

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

SECURITIES LENDING BORROWERS

LENDERS:

JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust III, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds on behalf of each of their series listed on Exhibit A severally and not jointly

MSLA	Borrower Name

[Redacted]

GMSLA	***This entity also signed a GMSLA

[Redacted]

***This Entity also signed an MSLA
AMSLA

1.

By choosing Citigroup Global Markets Inc. (“CGMI”) or Citigroup Global Markets Limited (“CGML”) as an approved borrowers, you acknowledge that such entity is an affiliate of Citibank, N.A. (“Citibank”).

2.

By choosing Citibank as an approved borrower you agree that, from time to time, Citibank may (1) borrow securities for its own proprietary transactions or (2) borrow securities from you, and on-lend them to other borrowers as riskless principal/conduit lender. As to only these loans, the Agent shall have all the rights and obligations of the Borrower as set forth in the Lending Agreements, provided however that:

With respect to loans made pursuant to (1) above, Citibank acknowledges and agrees that such loans:

(a)	shall be made pursuant to terms and conditions substantively equivalent to the terms and conditions of loans with other Borrowers under the Lending Agreement; and

(b)	shall be made at rates and pricing equal to or better than rates or pricing negotiated with other borrowers for a similarly structured loan.

With respect to loans made pursuant to (2) above:

(a)	Citibank will do so only upon receipt of a request by a potential borrower (which may include entities affiliated with Citibank), and not for its own account.

(b)	Citibank will only do so if a potential borrower is not on your list of approved borrowers (such a borrower, a “non-approved borrower”).

(c)

Citibank will only do so if, at the time that a non-approved borrower offers to borrow the same securities from Citibank, we have not received nor have actual knowledge of an offer to borrow the same securities from an approved borrower.

(d)	You acknowledge that Citibank will be compensated by means of a spread between the fees paid to you by Citibank and the fees charged by Citibank to the ultimate borrower.

(e)

You confirm that you are not a fund or plan subject to the Employee Retirement Income Security Act of 1974 (ERISA), are not an affiliate of Citibank under section 23A of the Federal Reserve Act, and that no Citibank affiliate has investment discretion over the assets to be lent (unless specific authorization exists under Applicable Law).

(f)	Loans are not currently being made pursuant to (2) and Citibank will notify Lender if it intends to propose a Loan to be made under (2).

Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Trust III on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Insurance Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Dated as of:	October 4, 2018

Schedule II

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

Collateralization Parameters

The Agent shall accept only the following types of Collateral in an amount equal to or greater than the designated maintenance requirement (for the specific type of Loan) for any Loans entered into pursuant to authority in the Securities Lending Agency Agreement:

A.	Collateral

(i)	Cash (US Dollars);

(ii)	US Government Securities if approved in writing by the Lender.

B.	Maintenance Requirements

(i)	Loans of US or OECD Government Securities: l02% plus accrued interest.

(ii)	Loans of US Corporate Debt Securities: 102% plus accrued interest.

(iii)	Loans of US Equity Securities: 102%.

(iv)	Loans of non-US Securities: 105%.

(v)	All other Securities: 102%.

CITIBANK, N.A.		Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly as Agent

By:	/s/ John Bilello	By:	/s/ Brian S. Shlissel
	Name: John Bilello		Name: Brian S. Shlissel
	Title: Managing Director		Title: President

Dated as of:	October 4, 2018	Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Trust III on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Insurance Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Schedule III

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

INVESTMENT GUIDELINES FOR

SECURITIES LENDING CASH COLLATERAL

LENDER:

JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust III, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds on behalf of each of their series listed on Exhibit A severally and not jointly

The Agent is instructed to invest all cash in

Agency SL Shares of JPMorgan Securities Lending Money Market Fund

IM Shares of JPMorgan Prime Money Market Fund

IM Shares of JPMorgan U.S. Government Money Market Fund

The Lender may amend this Schedule III by the delivery to Agent from time to time of Investment Guidelines signed by or otherwise authenticated by JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust III, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds on behalf of each of their series listed on Exhibit A severally and not jointly.

Miscellaneous

The two following paragraphs are not applicable to Lenders’ initial election to invest all cash Collateral into money market mutual funds, but may be relevant if investment directions are subsequently changed to permit term investments.

The Lender recognizes and understands that the term of the investments made at its direction in accordance with the above guidelines may not match and may extend beyond the term of the loans of the relevant securities. In the event that Citibank, N.A.’s appointment as securities lending agent is terminated, the Lender, at its option, may either (1) permit loans of securities, equal in market value to the original purchase price of the investment, to remain outstanding until the investment matures, or (2) purchase such investment into its own portfolio at the original purchase price plus the interest (or principal if originally purchased at a discount) that would have accrued, or (3) instruct the Agent to liquidate the investment promptly.

In connection with loans of securities and reverse repurchase transactions (if previously approved as investment vehicles for securities lending cash collateral) within the terms of the securities lending program, we authorize the use of the following entities as third party custodians of (a) collateral for securities lent under the securities lending program, and (b) securities purchased under repurchase transactions (if previously approved) and cash collateral remitted for such purchases: The Bank of New York and JP Morgan Chase Bank. We further authorize Citibank, N.A. as our agent to enter into the necessary agreements to effectuate the foregoing.

Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Trust III on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: JPMorgan Insurance Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
	Name:	Brian S. Shlissel
	Title:	President

Dated as of:	October 4, 2018

Schedule IV

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

FEES AND REVENUE PERCENTAGE PAYMENT BY THE LENDER

Pursuant to section 8.b. of the Agency Agreement, the Lender agrees to pay to the Agent 8% of (i) the investment income (net of rebates) on cash Collateral delivered to the Agent on the Lender’s behalf in respect of any Loans by the Borrowers and (ii) fees paid by a Borrower with respect to a Loan for which non-cash Collateral is provided.

Other Fees: Citi shall pay the fees and expenses of Custodian in accordance with the Third Party Custody Rider and Fee Schedule attached hereto as Exhibit C.

Schedule V

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

CUTOFF TIMES FOR SALES NOTIFICATION

The Lender and the Agent hereby agree to the additional procedures outlined below for Loans, if any, conducted in the markets indicated below. Listing below does not (without more) constitute Lender’s approval to lend in such market.

1.	Daily deadlines for the Lender’s requests to terminate a loan under Section 9.b. of the Agency Agreement are as follows:

•	For UK Equities via Crest – Trade date—3 PM, GMT

•	For U.S. Equities – Trade date 5pm GMT

•	For European Equities (except as detailed below)-Trade date notification by 3pm GMT

•	For Asian/ASPAC Equities (except as detailed below)- – Trade date notification 3pm Local time.

Market	Additional Market Lending Procedures
Hong Kong	Lender agrees to provide sale notification to the trading desk on Trade date by 12 noon Hong Kong time

Mexico	Lender agrees to provide trading desk sale notification on Trade date by 12 noon New York time

Singapore	Lender agrees to always provide trading desk sale notification on Trade date by 12 noon Hong Kong time

South Korea	Lender agrees to provide trading desk sale notification on Trade date by 12 noon Hong Kong time

Spain	Lender agrees to always provide trading desk sale notification on Trade date by 12 noon Spain time.

Taiwan

Lender agrees to provide trading desk sale notification on Trade date minus two, by 9am Hong Kong time.

Note: Lender shall be required to agree to the additional documentation as provided by the agent prior to entering into loans in this market.

Thailand	Lender agrees to provide trading desk sale notification on Trade date by 12 noon Hong Kong time

Schedule VI

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

MARKET STANDARD LENDING AGREEMENTS

APPLICABLE LENDING AGREEMENT*
Global Master Securities Lending Agreement (2010 or later)** Master Securities Loan Agreement (2000 version or later)*** Australian Master Securities Lending Agreement

**	Will be executed by Citibank, N.A., London Branch and tri-party agreements with Agents (if any) used under Schedule VII D III will be executed by Citibank, N.A., London Branch.
***	Will be executed by Citibank, N.A., NY offices and any tri-party agreements with Agents (if any) used under Schedule VII D III will be executed by Citibank, N.A., New York offices.

Definitions for Section 4(b):

“Replacement Securities” is defined in Section 13.1 of the Master Securities Loan Agreement (2000) (the “MSLA”) as “a like amount of Loaned Securities”, with “like amount” referring to the amount of Loaned Securities not re-transferred to Lender upon Termination of the related Loan. “Loaned Security” is defined in MSLA §25.33 to mean any Security transferred in a Loan under the MSLA, until such Security (or an identical Security) is transferred back to Lender. Such term includes any new or replacement Security which is exchanged for any Loaned Security due to recapitalization, merger, consolidation or other corporate action. For purposes of return of Loaned Securities pursuant to §13 [Defaults], “Loaned Securities” shall include Securities of the same issuer, class, and quantity as the Loaned Securities, as adjusted pursuant to the preceding sentence. “Equivalent” is defined in paragraph 2.1 of the Global Master Securities Lending Agreement (2010) (“GMSLA”) in relation to Loaned Securities to mean Securities or other property, of an identical type, nominal value, description and amount to particular Loaned Securities so provided. If and to the extent that such Loaned Securities consist of Securities that are partly paid or have been converted, subdivided, consolidated, made the subject of a takeover, rights of pre-emption, rights to receive securities or a certificate which may at a future date be exchanged for Securities, the expression shall include such Securities or other assets to which Lender is entitled following the occurrence of the relevant event, and, if appropriate, the giving of the relevant notice in accordance with paragraph 6.7 of the GMSLA and provided that Lender has paid to the Borrower all and any sums due in respect thereof. In the event that such Loaned Securities have been redeemed, are partly paid, are the subject of a capitalisation issue or are subject to an event similar to any of the foregoing events described in this paragraph, the expression shall have the following meanings:

(a)	in the case of redemption, a sum of money equivalent to the proceeds of the redemption;

(b)

in the case of a call on partly-paid Securities, Securities equivalent to the relevant Loaned Securities, provided that Lender shall have paid Borrower, in respect of Loaned Securities an amount of money equal to the sum due in respect of the call;

(c)	in the case of a capitalisation issue, Securities equivalent to the relevant Loaned Securities, together with the securities allotted by way of bonus thereon;

(d)

in the case of any event similar to any of the foregoing events described in this paragraph, Securities equivalent to the Loaned Securities together with or replaced by a sum of money or Securities or other property equivalent to that received in respect of such Loaned Securities be, resulting from such event.

---

Note: capitalized terms used in the preceding definitions and not otherwise defined shall have the respective meanings accorded such terms in the MSLA or GMSLA, as the case may be.

Schedule VII

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lenders

A.	Office of Agent in which relationship and transactions for Lender are managed:

Citibank, N.A. New York Branch

B.	Notices: If to Agent:	Citibank, N.A. Agency Securities Lending
390 Greenwich Street 4th fl
New York NY 10013
Attn: Business Compliance Officer
Tel: 212 723-5272
Fax: 212 723-8502

	If to Lender(s):	JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust III, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds
270 Park Avenue, Floor 22
New York, NY 10017
Attn: Brian Shlissel, Managing Director, President, JPMorgan Funds
Tel: 212 648-2532
Fax: 212-648-2531

C.	Governing Law and Jurisdiction: New York law/Courts in State of New York

D.	Additional Terms:

I.

The Lender hereby confirms the information provided on the Tax Matrix attached hereto as Annex 1and instructs the Agent to utilize such information in processing Loans hereunder until further instructed by the Lender.

II.	US Jurisdictional Requirements

a.

Lender represents and warrants that, throughout the term of this Agency Agreement, and as long thereafter as a Loan is outstanding: (i) the Lender is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended; (ii) the Lender is a “qualified purchaser” for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended; (iii) the Lender is a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended; and (iv) the Lender is a “qualified institutional buyer”, as that term is defined by Rule 144A promulgated under the Securities Act of 1933.

b.

To the extent that the lien over Collateral granted by Section 6(a) is subject to the laws of the State of New York, such lien shall constitute a continuing security interest in and a lien on, the Collateral and the proceeds thereof and the Agent shall have, with respect thereto, all of the rights and remedies of a secured party under the New York Uniform Commercial Code.

E.	Lender agrees to the additional procedures outlined in Annex 2 to this Schedule VII for Loans conducted in the indicated jurisdictions outside the United States.

F.	UK Jurisdictional Requirements

FCA and/or PRA Requirements

a.

The Agent is regulated by both the FCA and the PRA and shall treat the Lender as a professional client (as defined in the rules established by the FCA and the PRA from time to time contained in both the ’CA’s Handbook of rules and guidance (the “FCA Rules”) and the PRA’s Handbook of rules and guidance (the “PRA Rules”)

b.	The Agent is an approved bank within the definition of the FCA Rules and PRA Rules

c.

To the extent the Agent holds Lender’s assets and securities in an Administration Account, such assets and securities will be treated as safe custody assets in accordance with the FCA Rules. The Administration Account shall be designated so as to make it clear that the assets and securities belong to Lender and other customers of the Agent and the assets and securities held in the Administration Account will be segregated from the Agent’s own assets

d.

The Administration Account is a pooled omnibus account, in which Lender’s assets and securities will be held together with assets held by the Agent for other customers for the purpose of facilitating receipt and delivery of Loaned Securities. Agent will promptly credit such deliveries or receipts of Loaned Securities into the Lender’s account. Lender’s entitlement to the assets in such account and any income, interest, dividends and other payments or distributions, or other rights, entitlements and benefits that arise in respect of the assets shall correspond pro-rata to the assets held by the Agent for the Lender. There is a risk that Lender’s Assets could be withdrawn or used to meet obligations of other customers of the Agent. For the avoidance of doubt, such withdrawals or actions by Agent shall be subject to the indemnification provisions of the Agency Agreement. Lender understand that Loaned Securities when on Loan will no longer be held by the Agent as safe custody assets in accordance with the FCA Rules.

e.

The Borrower will be contractually obligated to redeliver securities equivalent to the Loaned Securities to the Lender, however Lender will be subject to the credit risk of the Borrower. In the event the Borrower does not redeliver the Loaned Securities (and the Collateral is insufficient to cover the Borrower’s obligations to the Lender), the Agent will not be liable for any diminution in the value of Loaned Securities resulting from the default of the Borrower except as otherwise provided in Section 4(b) of the Agency Agreement.

f.

Lender understands that securities lending is conducted off-exchange. Lender confirms that it does not require the Agent to supply it with contract notes or confirmations in respect of securities lending transactions undertaken by virtue of the agency arrangements established under this Agency Agreement.

g.

The Agent has in place procedures for addressing any complaints Lender might have regarding the services provided by the Agent under this Agency Agreement and shall advise Lender of these procedures should it wish to make a complaint.

UK MiFID Disclosure

For the purpose of the disclosure in paragraphs 1 thru 7 below, “Citi” and ”we” shall mean Citibank, N.A., London Branch, and “you” and “your” shall mean the Lender.

Citi is required to draw your attention to the following information pursuant to Directive 2004/39/EC on the Market in Financial Instruments (MiFID).

1.	Client Classification

Citi will treat you as a professional client under applicable regulatory client classification rules. As a professional client, you will receive limited protections under applicable regulatory rules. However, you are entitled to request to be treated as a retail client: as a retail client you would be entitled to additional protections under applicable regulations, including but not limited to greater information provided to you. However, if you seek classification as a retail client we may not be able to provide the same services to you. If you have any questions about or wish to discuss your classification, please contact your Relationship Manager.

2.	Conflicts and Inducements

Conflicts

Citi has arrangements in place to manage conflicts of interest (Conflicts Policy). If the arrangements are not sufficient to ensure, with reasonable confidence on Citi’s part, that risks of damage to you will be prevented, we will clearly disclose the general nature and/or the sources of the conflict of interest to you before undertaking the relevant business with or for you.

Inducements

We may share any fees and non-monetary benefits with any Citi entity or other third parties (including a person acting on their behalf) or receive fees and non-monetary benefits from them in respect of the services provided pursuant to this Agreement. Details of the nature and amount of any such fees or non-monetary benefits (excluding exempt fees, which for these purposes mean custody costs, settlement and exchange fees, regulatory levies or legal fees) will be available on your written request.

3.	Best Results

When providing the service of portfolio management or reception and transmission of orders, unless, and to the extent that, we act on your specific instructions, Citi will comply with its best results policy when placing an order with, or transmitting an order to, another entity for execution.

The most recent version of Citi’s best results policy is available.

If you would like to receive a paper-based copy of the most recent version of the policy please contact your Relationship Manager.

4.	Best Execution

When providing the service of portfolio management to clients who have requested cash reinvestment services in relation to their securities lending activities, in circumstances in which we execute the decision to deal ourselves and you consent to our best execution policy, unless, and to the extent that, we act on your specific instructions, Citi will comply with its best execution policy.

The most recent version of Citi’s best execution policy is available.

If you would like to receive a paper-based copy of the most recent version of the policy, please contact your Relationship Manager.

5.	Asset Protection

Where we act as your custodian, we have put in place a number of processes and procedures aimed at ensuring that assets held on your behalf will be protected. These processes include but are not limited to:

•	Maintaining clear and accurate internal records of the assets held on your behalf;

•	Having security procedures in relation to accepting instructions;

•	Regularly undertaking internal reconciliation of our records;

•	Satisfying our auditors that we have maintained systems adequate to protect your assets;

•	Hiring and training professional and competent staff; and

•	Using due care and skill in the selection of sub-custodians.

Citibank, N.A., London Branch is a member of the Financial Services Compensation Scheme in the United Kingdom. The Financial Services Compensation Scheme is only available to certain types of claimants and claims where such eligible claims are against members of the Financial Services Compensation Scheme. Details of the Financial Services Compensation Scheme and who is eligible to claim are available on request or at the Financial Services Compensation Scheme’s official website at www.fscs.org.uk.

6.	Product Risk Information

Citi may provide you with services in relation to all types of financial instruments. The following is a list of such instruments based on the list set out in Annex 1 of MiFID. For the avoidance of doubt, the product risk information contained in this paragraph 6 is only given insofar as the following financial instruments are relevant to this Agreement:

•	transferable securities

•	money market instruments

•	units in collective investment undertakings

•	options, futures, swaps, forward rate agreements and any other derivatives contracts relating to:

•	commodities, whether cash and/or physical settled and whether or not traded on a regulated market and/or multilateral trading facility

•	climatic variables, freight rates, commission allowances or inflation rates or other official economic statistics

•	derivative instruments for the transfer of credit risk

•	financial contracts for differences

•	other derivative contracts

In deciding to deal with Citi in such products generally, and in any particular case, you will have already assessed the risks involved in those products and in any related services and strategies which, in any particular case may (as relevant) include any of, or a combination of any of, the following:

•	credit risk

•	market risk

•	liquidity risk

•	interest rate risk

•	FX risk, business, operational and insolvency risk

•	the risks of OTC, as opposed to on-exchange, trading, in terms of issues like the clearing house “guarantee”, transparency of prices and ability to close out positions

•	contingent liability risk

•	regulatory and legal risk

In relation to any particular product or service there may be particular risks which are drawn to your attention in the relevant terms sheet, offering memorandum or prospectus.

You must not rely on the above as investment advice based on your personal circumstances, nor as a recommendation to enter into any of the services or invest in any of the products listed above. Where you are unclear as to the meaning of any of the above disclosures or warnings, we would strongly recommend that you seek independent legal or financial advice.

7.	Receiving orders in the context of custody services

Whenever Citi is given an order by you in relation to its acting as custodian of the Assets (as defined in this Agreement), Citi’s role is restricted to reception and transmission of the order, unless Citi acts as discretionary investment manager of Cash Collateral pursuant to Schedule 5 of this Agreement. Citi does not execute orders as part of custody services though Citi may pass the order to a Citi affiliate for execution where appropriate.

Securities held in a clearance system may be subject to a lien or other security interests under the rules, terms and conditions of the relevant clearance system.

Citi may register financial instruments which are subject to the law or market practice of certain jurisdictions in the name of a third party or Citi itself.

Where our relationship is also subject to standard industry terms of business, those terms may be updated in due course. When this happens, the terms will be made available to you in an appropriate manner (which may include via a page on our website).

VI.	Australian Jurisdictional Requirements

ASIC Class Order Exemption

Citibank, N.A. is incorporated in the United States of America and its principal regulators are the US Office of the Comptroller of Currency and the Federal Reserve under US laws, which differ from Australian laws. It does not hold an Australian Financial Services Licence under the Corporations Act 2001 as it enjoys the benefit of an exemption under ASIC Class Order CO 03/1101.

Exhibit A

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

LIST OF DESIGNATED ACCOUNTS

Registered Investment Company	Fund Name	Custody Account Number(s)
J.P. Morgan Fleming Mutual Fund Group, Inc.	JPMorgan Mid Cap Value Fund	[Redacted]
J.P. Morgan Mutual Fund Investment Trust	JPMorgan Growth Advantage Fund	[Redacted]
JPMorgan Institutional Trust	JPMorgan Core Bond Trust	[Redacted]
JPMorgan Institutional Trust	JPMorgan Intermediate Bond Trust	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust Core Bond Portfolio	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust Mid Cap Value Portfolio	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust Small Cap Core Portfolio	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust U.S. Equity Portfolio	[Redacted]
JPMorgan Trust I	JPMorgan California Tax Free Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Corporate Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Economies Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Research Enhanced Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Corporate Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Strategic Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Equity Focus Fund	[Redacted]
JPMorgan Trust I	JPMorgan Europe Dynamic Fund	[Redacted]
JPMorgan Trust I	JPMorgan Floating Rate Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Global Bond Opportunities Fund	[Redacted]
JPMorgan Trust I	JPMorgan Global Research Enhanced Index Fund	[Redacted]
JPMorgan Trust I	JPMorgan Global Unconstrained Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Growth and Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Hedged Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Inflation Managed Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intermediate Tax Free Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Advantage Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Equity Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Hedged Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Unconstrained Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Value Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid America Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid Growth Fund	[Redacted]

Registered Investment Company	Fund Name	Custody Account Number(s)
JPMorgan Trust I	JPMorgan Intrepid Sustainable Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid Value Fund	[Redacted]
JPMorgan Trust I	JPMorgan Managed Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Mid Cap Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan New York Tax Free Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Opportunistic Equity Long/Short Fund	[Redacted]
JPMorgan Trust I	JPMorgan Research Market Neutral Fund	[Redacted]
JPMorgan Trust I	JPMorgan Short Duration Core Plus Fund	[Redacted]
JPMorgan Trust I	JPMorgan Small Cap Blend Fund	[Redacted]
JPMorgan Trust I	JPMorgan Small Cap Core Fund	[Redacted]
JPMorgan Trust I	JPMorgan Small Cap Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Strategic Income Opportunities Fund	[Redacted]
JPMorgan Trust I	JPMorgan Systematic Alpha Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware High Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware Real Return Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware Real Return SMA Fund	[Redacted]
JPMorgan Trust I	JPMorgan Total Return Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Large Cap Core Plus Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Research Enhanced Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Small Company Fund	[Redacted]
JPMorgan Trust I	JPMorgan Unconstrained Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Value Advantage Fund	[Redacted]
JPMorgan Trust II	JPMorgan Core Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Core Plus Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Equity Income Fund	[Redacted]
JPMorgan Trust II	JPMorgan Equity Index Fund	[Redacted]
JPMorgan Trust II	JPMorgan Government Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan High Yield Fund	[Redacted]
JPMorgan Trust II	JPMorgan International Research Enhanced Equity Fund	[Redacted]
JPMorgan Trust II	JPMorgan Intrepid Mid Cap Fund	[Redacted]
JPMorgan Trust II	JPMorgan Large Cap Growth Fund	[Redacted]
JPMorgan Trust II	JPMorgan Large Cap Value Fund	[Redacted]
JPMorgan Trust II	JPMorgan Limited Duration Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Market Expansion Enhanced Index Fund	[Redacted]
JPMorgan Trust II	JPMorgan Mid Cap Growth Fund	[Redacted]
JPMorgan Trust II	JPMorgan Mortgage-Backed Securities Fund	[Redacted]
JPMorgan Trust II	JPMorgan Municipal Income Fund	[Redacted]
JPMorgan Trust II	JPMorgan Short Duration Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Short-Intermediate Municipal Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Small Cap Growth Fund	[Redacted]
JPMorgan Trust II	JPMorgan Small Cap Value Fund	[Redacted]
JPMorgan Trust II	JPMorgan Tax Free Bond Fund	[Redacted]

Registered Investment Company	Fund Name	Custody Account Number(s)
JPMorgan Trust IV	JPMorgan Core Focus SMA Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Equity Premium Income Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Flexible Long/Short Fund	[Redacted]
JPMorgan Trust IV	JPMorgan High Yield Opportunities Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Ultra-Short Municipal Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Value Plus Fund	[Redacted]
Undiscovered Managers Fund	JPMorgan Realty Income Fund	[Redacted]
Undiscovered Managers Funds	Undiscovered Managers Behavioral Value Fund	[Redacted]

Each Lender agrees to give irrevocable instructions to its custodian (JPMorgan Chase Bank, N.A.) substantially in the form of those set out in Annex 1 to this Exhibit A or as may be otherwise agreed with Agent.

CITIBANK, N.A.		Lender: JPMorgan Trust I on behalf of each of its series listed on Exhibit A severally and not jointly as Agent

By:	/s/ John Bilello	By:	/s/ Brian S. Shlissel
	Name:		Name: Brian S. Shlissel
	Title:		Title: President

Dated as of: October 4, 2018		Lender: JPMorgan Trust II on behalf of each of its series listed on Exhibit A severally and not jointly

		By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Trust III on behalf of each of its series listed on Exhibit A severally and not jointly

		By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Trust IV on behalf of each of its series listed on Exhibit A severally and not jointly

		By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: J.P. Morgan Fleming Mutual Fund Group, Inc. on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: J.P. Morgan Mutual Fund Investment Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Institutional Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: JPMorgan Insurance Trust on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Lender: Undiscovered Managers Funds on behalf of each of its series listed on Exhibit A severally and not jointly

By:	/s/ Brian S. Shlissel
Name: Brian S. Shlissel
Title: President

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

THIRD PARTY SECURITIES LENDING RIDER

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

THIS THIRD PARTY SECURITIES LENDING RIDER (“Rider”) to the Custody Agreement (as defined below) is made on October 4, 2018 among each of the Trusts listed on Schedule A hereto, acting on behalf of its series listed on Schedule A hereto severally and not jointly (each, a “Lender”), having its principal place of business at 270 Park Avenue, New York, NY 10017, JPMorgan Chase Bank, N.A., with a place of business at 383 Madison Avenue, New York, NY 10179 (“Bank”) and Citibank, N.A., with a place of business at 390 Greenwich Street, 4th Floor, New York, NY 10013 (“Agent”).

WHEREAS, Bank currently acts as custodian for securities held by it in the Account(s) (as defined below) pursuant to the terms of the Amended and Restated Global Custody and Fund Accounting Agreement (“Custody Agreement”) dated September 1, 2010 (as may be amended from time to time) between Bank and Lender.

WHEREAS, Lender and Agent have entered into the Securities Lending Agency Agreement (each as defined below);

WHEREAS, Lender shall manage all collateral received in connection with the securities lending activity conducted under the Securities Lending Agency Agreement (as defined below); and

WHEREAS, Lender wishes to appoint Bank to provide the Services (as defined below) which support the Lender’s securities lending program with the Agent, and the Bank is willing to do so pursuant to the terms and conditions of this Rider.

IT IS THEREFORE agreed as follows:

Section 1 – Definitions

For the purpose of this Rider, the following terms shall have the meanings set out below. Unless otherwise expressly defined herein, capitalized terms used in this Rider shall have the meaning given to them under the Custody Agreement:

“ACCOUNTS” MEANS THOSE ACCOUNTS (AS DEFINED UNDER THE CUSTODY AGREEMENT) IDENTIFIED IN SCHEDULE A TO THIS RIDER.

“AGENT” MEANS CITIBANK, N.A., ACTING IN ITS CAPACITY AS SECURITIES LENDING AGENT TO LENDER UNDER THE SECURITIES LENDING AGENCY AGREEMENT.

“BORROWER” MEANS ANY ENTITY WITH WHOM AGENT HAS ENTERED INTO A BORROWING AGREEMENT.

“Borrowing Agreement” means a securities borrowing agreement or other legal agreement entered into by Agent on Lender’s behalf from time to time, and notified to Bank by Agent in connection with this Rider.

J.P. Morgan  |  6

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

“DISTRIBUTIONS” MEANS A CASH ENTITLEMENT ACCRUING TO A SECURITY ON LOAN AND CONSISTING OF A DIVIDEND, INTEREST OR OTHER PAYMENT PAID BY AN ISSUER OF A SECURITY ON LOAN OR MEANS AN ENTITLEMENT ACCRUING TO A SECURITY ON LOAN AND CONSISTING OF A STOCK DIVIDEND, STOCK SPLIT, RIGHTS OR OTHER DISTRIBUTION.

“LOAN” MEANS A LOAN OF SECURITIES BY LENDER PURSUANT TO A BORROWING AGREEMENT.

“Securities Lending Agency Agreement” means the securities lending agreement between Lender and Agent.

“SECURITY(IES) ON LOAN” MEANS ANY SECURITY(IES) HELD BY BANK FOR AND ON BEHALF OF LENDER UNDER THE CUSTODY AGREEMENT WHICH ARE SUBJECT TO A LOAN.

“Services” shall have the meaning given to it in Section 3 below.

Section 2 – Terms of Rider

This Rider shall be incorporated into the Custody Agreement and form a part thereof. Accordingly, save as otherwise expressly set forth in or modified by this Rider, the terms of the Custody Agreement shall extend and apply to any Services provided by Bank under this Rider and neither Lender nor Bank shall be (i) released from any of its duties and/or obligations, and/or (ii) limited in any rights and/or remedies available to them under the Custody Agreement. In the event of any conflict between the terms of the Custody Agreement and the terms of this Rider with respect to the Bank´s duties and/or obligations in connection with Securities on Loan for which Bank provides Services, the terms of this Rider shall prevail and govern.

Section 3 – Appointment

Lender hereby appoints Bank as its agent to provide securities lending support services in connection with Loans of Securities held in Accounts established under the Custody Agreement which may be described in service level documentation among the Agent and the parties hereto (“Services”), and Bank accepts such appointment and agrees to act in accordance with the terms of this Rider and, pursuant to Section 8(a) below, the Custody Agreement, when providing its services hereunder.

Section 4 – Description of Services

(a)	Transaction Processing: Lender shall notify Bank of which Account(s) are available for Loans.

i.

Designation of Securities for Lending; Delivery of Lent Securities. Bank acknowledges that Securities eligible for lending shall be as designated from time to time to Bank by Lender. Securities eligible for lending shall be as shown on JPM ACCESS (and/or reported via SWIFT messaging), it being understood that Lender shall designate Agent as an “Authorized Third Party” under the applicable licensing agreement so that Agent has access to JPM ACCESS. The availability file produced by Bank via JPM ACCESS, removes securities from the lendable asset

J.P. Morgan  |  7

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

list as of trade date. Bank shall, in accordance with Instructions, deliver to Borrowers Securities from an Account and shall reflect the status of such Securities on its records as being on Loan for the applicable Account. Lender acknowledges that Bank shall have no responsibility for: (A) not processing a transaction where Agent identifies a transaction with the same reference number as had been used for a prior transaction, (B) any other identification error by Agent, and (C) any transmission error by Agent.

ii.

Termination of Loans. Bank shall accept Instructions from Lender or Agent in writing (which may be electronic) of when to expect the return of a Security on Loan in those cases other than where the Borrower terminates the Loan. Where a Borrower terminates a Loan, Lender or Agent shall so advise Bank and confirm to Bank whether or not the return should be accepted and Bank shall act accordingly. Upon its receipt of Securities back from Loan, Bank shall reflect the status of such Securities on its records as having been returned to custody.

iii.

Sale Proceeds. (A) Bank shall advance settlement proceeds to the Lender on settlement date for the sale of a Security on Loan when sufficient stock is held and the sale instruction is received by Bank by the specified cut-off time, even where such proceeds are not received, it being understood that Bank may reverse such advance if the sale proceeds are not received in a reasonable amount of time as determined by Bank. Lender shall pay compensation to Bank for any such advance, upon receipt of such proceeds during the term of the advance (or upon Bank’s reversing such advance) in accordance with the Custody Agreement. (B) Bank shall update its records to reflect the status of such Securities as having been sold.

iv.

Loan Record Keeping and Reports. As part of custody reporting, Bank shall provide Lender and Agent with such statements and reports as are reasonably necessary in Bank’s judgment in connection with Services.

(b)

Distributions and Corporate Actions: Notwithstanding anything to the contrary in the Custody Agreement, Lender acknowledges that in respect of Securities on Loan, Bank’s obligations are modified as follows:

i.

Distributions. (A) Cash Distributions. Bank shall notify the Lender and Agent of any cash payments (by way of dividend or other income) due on Securities on Loan and shall post the same as an entitlement due to Lender on the Lender’s Account. Bank shall credit Lender’s Account with the amount of any cash Distributions from Securities on Loan which Bank actually receives and these will only be credited to the Cash Account on actual receipt and reconciliation by Bank notwithstanding any provision to the contrary in the Custody Agreement. In respect of Securities on Loan, Lender or Agent may need to instruct the Borrower or the Securities Depository holding such Securities that Distributions thereon are to be paid to Bank for the benefit of Lender. (B) Non-Cash Distributions. With respect to Securities on Loan, Bank need not claim any non-cash Distribution thereon from the Borrower thereof or from the Agent, and Bank shall credit the same to the Account only upon its actual receipt thereof (and Bank shall not

J.P. Morgan  |  8

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

accrue the same). Lender acknowledges that if, and only if, Lender holds a Security in custody which is the same as the Security on Loan, Bank shall advise Lender (but not the Agent) of non-cash Distributions on such Security on Loan to the same extent it would under the Custody Agreement.

ii.

Corporate Actions. Bank shall make available to Lender any corporate action notifications with respect to the total position of Lender in a given Security, regardless of the extent to which the position is on Loan (provided that at least one share of the affected Security is in Bank’s custody) and Lender may provide the contents of such notice to Agent. Bank will provide Agent with access to corporate action notifications for all Securities on Loan pursuant to the terms of the service level documentation agreed to between Agent, Bank and Lender from time to time.

Section 5 – Representations and Warranties

Each party represents and warrants to the others that: (i) it has the power to execute and deliver this Rider, to enter into the transactions contemplated by this Rider, and to perform its obligations hereunder; (ii) it has taken all necessary action to authorize such execution, delivery, and performance; (iii) this Rider constitutes a legal, valid, and binding obligation enforceable against it; and (iv) the execution, delivery, and performance by it of this Rider shall at all times comply with all Applicable Law.

Section 6 – Liabilities & Indemnification

(a)

Bank shall have no responsibility or liability for (i) any breach of any obligation by any Borrower under or in connection with any Loan and/or Borrowing Agreement or other agreement relating to such Loan or in any other way in respect of any Loan, (ii) Securities on Loan or collateral held in a collateral account with a third party, other than to provide the Services under this Rider and to act upon any Instructions received under the Custody Agreement to deliver or receive such Securities or Collateral or (iii) any losses whatsoever incurred by any person as a result or in connection with a sale failure that has resulted from a failure to recall Securities on Loan in time for settlement.

(b)

Lender expressly acknowledges and agrees that Lender’s obligation to indemnify the Bank as set out in sections 3.1, 6.1 and 7.1(c) of the Custody Agreement shall remain in full force and effect and apply, mutatis mutandis, to any Liabilities that may be imposed on, incurred by or asserted against any of the Bank and/or any J.P. Morgan Indemnitees in connection with, or arising out of the provision of the Services under this Rider and/or any instruction(s), act(s) and/or omission(s) of Lender and/or Agent. Bank expressly acknowledges and agrees that Bank’s obligation to exercise reasonable care, prudence and diligence in carrying out all its duties and obligations as set out in section 7.1(a) of the Custody Agreement shall remain in full force and effect and apply, mutatis mutandis, to the Services provided by Bank under this Rider.

J.P. Morgan  |  9

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

(c)

Under no circumstances will Bank be liable to Agent or Lender for any lost profits (whether direct or indirect) or any indirect, incidental, consequential or special damages of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to Bank’s performance under this Rider.

(d)

In order to satisfy any Liabilities of Lender to Bank arising under or in connection with this Rider and without prejudice to Bank’s rights under Applicable Law, Lender expressly acknowledges and agrees that the Bank’s rights under section 4.3 (“Bank’s Right Over Securities; Set-off”) of the Custody Agreement shall remain in full force and effect and apply mutatis mutandis to the satisfaction and recovery by Bank of any Liabilities and/or any other amounts owed to Bank arising out of or in connection with this Rider.

SECTION 7 – ADMINISTRATION MATTERS

(a)

Access to Accounts: Lender hereby designates Agent as an Authorized Person in accordance with the terms of the Custody Agreement, to act on behalf of Lender under this Rider. Agent is authorized to access the Account(s) and give Instructions in respect of such Accounts in accordance with the terms of the Custody Agreement. Lender will make Agent aware of, and Agent will comply with, the relevant provisions of section 3 (“Instructions”) and Schedule H (“Electronic Access”) of the Custody Agreement as set out in Schedule C to this Rider when submitting or delivering Instructions to Bank in connection with the Services.

(b)	Tax:

a.

Notwithstanding anything to the contrary in the Custody Agreement, Lender acknowledges that Bank shall not be responsible for and provides no services in relation to any filings, tax returns, withholding tax reclaims and reports on any Securities on Loan.

b.

Lender is responsible for the payment of all taxes (including, without limitation, any value added tax), imposts, levies or duties due on any principal or interest, or any other liability or payment arising out of or in connection with any Securities on Loan or any collateral, which payment shall be made from the assets of Lender, and in so far as Bank is under any obligation (whether of a governmental nature or otherwise) to pay the same on Lender’s behalf Bank may do so out of any monies or assets held by it pursuant to the terms of the Custody Agreement or hereunder.

c.

With respect to Loans of U.S. Securities that are eligible to be held and serviced at the Depository Trust Company, Lender hereby acknowledges that such Loans will only be made via the Depository Trust Company Stock Loan Income Tracking System and from Accounts which Lender has declared and properly documented to Bank as being exempt from U.S. withholding tax on U.S. sourced dividend income.

d.

Lender hereby agrees to indemnify Bank and to hold it harmless from and against: (A) any withholding tax imposed by any relevant authority, whether governmental or otherwise, on any payment in respect of any Loans, and any interest, penalty, fine or addition to tax imposed for failure to properly remit such tax, including

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

without limitation any U.S. federal income withholding tax imposed on any substitute dividend payment made from a Borrower to the Lender in respect of the loan of U.S. Securities which Bank pays, (B) any payment of any such taxes, interest, penalty, fine and/or addition to tax otherwise due with respect to the foregoing; and (C) any other Liabilities (including, but not limited to expenses of counsel) that may be imposed on, incurred or asserted by Bank or any J.P. Morgan Indemnitee(s), directly or indirectly, in connection with any of the representations and warranties given by Lender herein being not true in all material respects.

e.

Ahead of any account opening or provision of service by Bank after the effective date of this Rider, Lender shall provide to Bank (or cause Agent to do so) a schedule of manufactured income rates that will be used and relied upon by Bank when claiming and collecting manufactured income from Borrowers. This information will be used by Bank in the set-up of appropriate accounts for Lender and will not confer any additional responsibilities upon Bank.

f.	The Lender will be responsible, in all cases, for the completion and delivery of any necessary tax documentation to Bank or to any Borrower.

g.

Lender acknowledges that: (i) Bank provides no services with regard to the provision of tax advice; and (ii) it has made its own determination as to the tax treatment of any loan made under this Rider, of any in lieu of payments made by a Borrower and of any remuneration and any other amounts that may be received by it under this Rider.

(c)	Fees: Agent shall pay or cause to be paid to Bank the fees as set forth in Schedule B for the Services.

(d)

Reporting: Lender or Agent shall provide to Bank any information reasonably required by Bank and requested by Bank to allow Bank with reasonable advance notice to satisfy any regulatory reporting obligations with which it is required to comply.

(e)

Supported Countries and Jurisdictions: The Securities on Loan may only be held in the countries and jurisdictions referred to in Schedule B. The Bank may modify Schedule B to this Rider upon written notice to the Lender.

Section 8 – Termination & Amendments

(a)

Termination: This Rider will be terminated automatically if the Custody Agreement is terminated. In addition: (i) this Rider may be terminated at any time by either party upon delivery to the other parties of notice specifying the date of such termination, which shall be not less than 30 days, or the termination period specified in the Custody Agreement if such period is less than 30 days, after the date of receipt of such notice, and (ii) Bank may terminate this Rider immediately if the requirements of Sections 7(d) or 7(e) of this Rider are not met.

Notwithstanding any such notice, this Rider shall continue in full force and effect with respect to all Loans outstanding on the termination date, which Loans shall, however, be terminated as soon as reasonably practicable. The indemnities provided for herein shall survive any termination hereof.

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

(b)

Amendments. Waiver: Except as otherwise expressly provided herein, this Rider may be modified only by a written amendment signed by the parties, and no waiver of any provision hereof shall be effective unless expressed in writing and signed by the party against whom the waiver is to be enforced.

Section 9 – Termination of the Custody Agreement and Application of the Securities Lending Agency Agreement

(a)	Lender undertakes to notify the Agent of the termination of the Custody Agreement, in which case Section 7(a) of this Rider shall apply and this Rider shall automatically terminate.

(b)

Securities Lending Agency Agreement: In relation to any Securities Lending Agency Agreement or other legal agreement executed between Lender and Agent, Lender shall have responsibility for ensuring that the terms and conditions of that legal agreement are consistent with the terms and conditions of this Rider and the Custody Agreement. Lender shall have responsibility for requesting Bank’s consent to conditions placed on Bank by the terms and conditions of the Securities Lending Agency Agreement or other legal agreement.

Section 10 – Miscellaneous; Confidentiality

(a)	Section 10 (“Miscellaneous”) of the Custody Agreement shall apply mutatis, mutandis, to this Rider, as if set out herein in full.

(b)

Conflicts of interest: Lender grants Bank the authority set forth herein notwithstanding its awareness that Bank, in its individual capacity or acting in a fiduciary capacity for other accounts, may have transactions with the same institutions to which Lender may be lending Securities from time to time, which transactions may give rise to actual or potential conflict of interest situations. Bank shall not be bound to: (i) account to Lender for any sum received or profit made by Bank for its own account or the account of any other person or (ii) disclose or refuse to disclose any information or take any other action if the same would or might in Bank’s judgment, made in good faith, constitute a breach of any law or regulation or be otherwise actionable with respect to Bank; provided that, in circumstances mentioned in (ii) above, Bank shall promptly inform Lender of the relevant facts (except where doing so would, or might in Bank’s judgment, made in good faith, constitute a breach of any law or regulation or be otherwise actionable as aforesaid). Nothing in the foregoing shall derogate from Bank’s obligation to deal with Lender in good faith.

(c)	Confidentiality:

For the purposes of section 10.12(c) (“Confidentiality”) of the Custody Agreement, Lender hereby authorizes Bank to disclose Confidential Information of Lender to Agent as reasonably required to enable Bank to provide the Services under this Rider.

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

IN WITNESS WHEREOF, the parties have executed this Rider as of the date first above-written.

JPMorgan Chase Bank, N.A.

J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Institutional Trust, JPMorgan Insurance Trust, JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, and Undiscovered Managers Funds on behalf of their series listed on Schedule A hereto severally and not jointly

By:	/s/ Joseph Ruggerio	By:	/s/ Brian Shlissel
Title:	Executive Director	Title:	President
Date:	October 4, 2018	Date:	October 4, 2018

Citibank, N.A.

By:	/s/ John Bilello
Title:	Managing Director
Date:	October 4, 2018

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

Schedule A

List of Lenders & Accounts

Registered Investment Company	Account Name	Account Number
J.P. Morgan Fleming Mutual Fund Group, Inc.	JPMorgan Mid Cap Value Fund	[Redacted]
J.P. Morgan Mutual Fund Investment Trust	JPMorgan Growth Advantage Fund	[Redacted]
JPMorgan Institutional Trust	JPMorgan Core Bond Trust	[Redacted]
JPMorgan Institutional Trust	JPMorgan Intermediate Bond Trust	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust Core Bond Portfolio	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust Mid Cap Value Portfolio	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust Small Cap Core Portfolio	[Redacted]
JPMorgan Insurance Trust	JPMorgan Insurance Trust U.S. Equity Portfolio	[Redacted]
JPMorgan Trust I	JPMorgan California Tax Free Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Corporate Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Economies Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Research Enhanced Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Corporate Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Emerging Markets Strategic Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Equity Focus Fund	[Redacted]
JPMorgan Trust I	JPMorgan Europe Dynamic Fund	[Redacted]
JPMorgan Trust I	JPMorgan Floating Rate Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Global Bond Opportunities Fund	[Redacted]
JPMorgan Trust I	JPMorgan Global Research Enhanced Index Fund	[Redacted]
JPMorgan Trust I	JPMorgan Global Unconstrained Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Growth and Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Hedged Equity Fund	[Redacted]

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

Registered Investment Company	Account Name	Account Number
JPMorgan Trust I	JPMorgan Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Inflation Managed Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intermediate Tax Free Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Advantage Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Equity Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Hedged Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Unconstrained Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan International Value Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid America Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid Growth Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid Sustainable Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Intrepid Value Fund	[Redacted]
JPMorgan Trust I	JPMorgan Managed Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Mid Cap Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan New York Tax Free Bond Fund	[Redacted]
JPMorgan Trust I	JPMorgan Opportunistic Equity Long/Short Fund	[Redacted]
JPMorgan Trust I	JPMorgan Research Market Neutral Fund	[Redacted]
JPMorgan Trust I	JPMorgan Short Duration Core Plus Fund	[Redacted]
JPMorgan Trust I	JPMorgan Small Cap Blend Fund	[Redacted]
JPMorgan Trust I	JPMorgan Small Cap Core Fund	[Redacted]
JPMorgan Trust I	JPMorgan Small Cap Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Strategic Income Opportunities Fund	[Redacted]
JPMorgan Trust I	JPMorgan Systematic Alpha Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware High Income Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware Real Return Fund	[Redacted]
JPMorgan Trust I	JPMorgan Tax Aware Real Return SMA Fund	[Redacted]
JPMorgan Trust I	JPMorgan Total Return Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Large Cap Core Plus Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Research Enhanced Equity Fund	[Redacted]
JPMorgan Trust I	JPMorgan U.S. Small Company Fund	[Redacted]
JPMorgan Trust I	JPMorgan Unconstrained Debt Fund	[Redacted]
JPMorgan Trust I	JPMorgan Value Advantage Fund	[Redacted]
JPMorgan Trust II	JPMorgan Core Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Core Plus Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Equity Income Fund	[Redacted]

Schedule A (Continued)

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

Registered Investment Company	Account Name	Account Number
JPMorgan Trust II	JPMorgan Equity Index Fund	[Redacted]
JPMorgan Trust II	JPMorgan Government Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan High Yield Fund	[Redacted]
JPMorgan Trust II	JPMorgan International Research Enhanced Equity Fund	[Redacted]
JPMorgan Trust II	JPMorgan Intrepid Mid Cap Fund	[Redacted]
JPMorgan Trust II	JPMorgan Large Cap Growth Fund	[Redacted]
JPMorgan Trust II	JPMorgan Large Cap Value Fund	[Redacted]
JPMorgan Trust II	JPMorgan Limited Duration Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Market Expansion Enhanced Index Fund	[Redacted]
JPMorgan Trust II	JPMorgan Mid Cap Growth Fund	[Redacted]
JPMorgan Trust II	JPMorgan Mortgage-Backed Securities Fund	[Redacted]
JPMorgan Trust II	JPMorgan Municipal Income Fund	[Redacted]
JPMorgan Trust II	JPMorgan Short Duration Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Short-Intermediate Municipal Bond Fund	[Redacted]
JPMorgan Trust II	JPMorgan Small Cap Growth Fund	[Redacted]
JPMorgan Trust II	JPMorgan Small Cap Value Fund	[Redacted]
JPMorgan Trust II	JPMorgan Tax Free Bond Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Core Focus SMA Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Equity Premium Income Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Flexible Long/Short Fund	[Redacted]
JPMorgan Trust IV	JPMorgan High Yield Opportunities Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Ultra-Short Municipal Fund	[Redacted]
JPMorgan Trust IV	JPMorgan Value Plus Fund	[Redacted]
Undiscovered Managers Fund	JPMorgan Realty Income Fund	[Redacted]
Undiscovered Managers Funds	Undiscovered Managers Behavioral Value Fund	[Redacted]

J.P. Morgan  |

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

Schedule B

Fees and Markets

[Redacted]

Annex 1 to Exhibit A to

Securities Lending Agency Agreement

•

For securities on loan, credit entitlements (includes interest, principal payments, dividends and certain non-cash distributions resulting from corporate actions, such as stock splits) for securities on loan upon receipt of same from Agent

•

Credit sale proceeds, for securities on loan, on contractual settlement date (provided through the custody facility referred to as AutoSettle). Such credits are provisional and may be reversed in the sole discretion of J.P. Morgan.

•	For on loan mandatory corporate action events, on specified effective dates increase the on loan position to reflect the entitlement due to the client from the Agent.

•

For on loan corporate action non mandatory events, Bank will provide the client instruction information electronically through its proprietary web based reporting system to the Agent, who can customize and extract electronic reports or files.

•	Service provisions are fully documented in service level documents and a Third Party Securities Lending Rider.

J.P. Morgan  |

J.P. Morgan Fee Proposal: Assumptions and Notes

Assumptions

•	Fees quoted in this proposal are based upon information provided by Lender and, where necessary, assumptions that Bank believes to be reasonable.

•

Lender and its investment managers (if applicable) and Agent will instruct Bank of trades and other account activity in a mutually agreed electronic format that enables straight-through processing (STP), using Bank’s proprietary systems, SWIFT messages, direct electronic transmissions or other means deemed acceptable by Bank.

Notes

•

The Bank may propose reasonable amendments to the fee schedule at any time should either (i) the client’s actual investment portfolio and/or trading activity differ significantly from the assumptions used to develop the Bank’s fee proposal, (ii) the client’s service requirements change, or (iii) the client’s use of any other Bank products that were included in the Bank’s pricing proposal to the client is discontinued or modified in any respect material to the Bank’s pricing proposal.

•

Fees for additional service(s) and/or market(s) added at the request of Lender while this fee schedule is in effect will be assessed at J.P. Morgan’s standard price(s), unless an alternative pricing arrangement is agreed upon in advance by Lender and Bank.

•

Where minimum fees are specified for one or more service categories, if during any billing period total fee(s) for in-scope services in a category are less than the prorated minimum fee for the category, the prorated minimum fee will apply.

•	Bank will present invoices monthly in arrears, with payment due 30 days after the date of the invoice, unless an alternative billing arrangement is negotiated between Agent and Bank.

J.P. Morgan  |

Schedule C

Section 7(a): Excerpts from Section 3 (“Instructions”) and Schedule H (“Electronic Access”) of the Custody Agreement

Section 3 (Instructions) of the Custody Agreement

3.1.	Acting on Instructions; Unclear Instructions

(a)	Customer authorizes Bank to accept, rely upon and/or act upon any Instructions received by it without inquiry. [Remainder not applicable]

(b)	Unless otherwise expressly provided, all Instructions will continue in full force and effect until canceled or superseded.

(c)

Bank may (in its sole discretion and without affecting any part of this Section 3.1) seek clarification or confirmation of an Instruction from an Authorized Person and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Bank will not be liable for any loss arising from any reasonable delay in carrying out any such Instruction while it seeks such clarification or confirmation.

(d)

In executing or paying a payment order Bank may rely upon the identifying number (e.g. Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to Bank in Customer’s name.

3.2.	Verification and Security Procedures

(a)

Bank and Customer shall comply with any applicable Security Procedures with respect to the delivery or authentication of Instructions and shall ensure that any codes, passwords or similar devices are reasonably safeguarded.

(b)	[Not applicable]

3.3.	Instructions Contrary to Law/Market Practice

Bank need not act upon Instructions that it reasonably believes are contrary to Applicable Law or market practice, but Bank will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice.

3.4.	Cut-Off Time

Bank has established cut-off times for receipt of some categories of Instructions, which will be made available to Customer. If Bank receives an Instruction after its established cut-off time, Bank will attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable on the next business day.

3.5.	Electronic Access

Access by the Customer to certain applications or products of Bank via Bank’s web site or otherwise shall be governed by this Agreement and the terms and conditions set forth in Schedule H.

Schedule H (Electronic Access) of the Custody Agreement

1. Bank may permit the Customer and its Authorized Persons to access certain electronic systems and applications (collectively, the “Products”) and to access or receive electronically Data (as defined below) in connection with the Agreement. Bank may, from time to time, introduce new features to the Products or otherwise modify or delete existing features of the Products in its sole discretion. Bank shall endeavor to give the Customer reasonable notice of its termination or suspension of access to the Products, but may terminate or suspend access immediately if Bank determines, in its sole discretion, that providing access to the Products would violate Applicable Law or that the security or integrity of the Products is at risk. Access to the Products shall be subject to the Security Procedures.

J.P. Morgan  |

2. In consideration of the fees paid by the Customer to Bank and subject to any applicable software license addendum in relation to Bank-owned or sublicensed software provided for a particular application and Applicable Law, Bank grants to the Customer a non-exclusive, non-transferable, limited and revocable license to use the Products and the information and data made available through the Products or transferred electronically (the “Data”) for the Customer’s internal business use only. The immediately preceding sentence does not apply to the records described in Section 2.13 of the Agreement. The Customer may download the Data and print out hard copies for its reference, provided that it does not remove any copyright or other notices contained therein. The license granted herein will permit use by the Customer’s Authorized Person, provided that such use shall be in compliance with the Agreement, including this Schedule.

3. The Customer acknowledges that there are security, corruption, transaction error and access availability risks associated with using open networks such as the internet, and the Customer hereby expressly assumes such risks. The Customer is solely responsible for obtaining, maintaining and operating all software (including antivirus software, anti-spyware software, and other internet security software) and personnel necessary for the Customer to access and use the Products. All such software must be interoperable with Bank’s software. Each of the Customer and Bank shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

4. In cases where Bank’s web site is unexpectedly down or otherwise unavailable, Bank shall, absent a force majeure event, provide other appropriate means for the Customer or its Authorized Persons to instruct Bank or obtain reports from Bank. Bank shall not be liable for any Liabilities arising out of the Customer’s use of, access to or inability to use the Products via Bank’s web site in the absence of Bank’s gross negligence or willful misconduct.

5. Use of the Products may be monitored, tracked, and recorded. In using the Products, the Customer hereby expressly consents to such monitoring, tracking, and recording. Individuals and organizations should have no expectation of privacy unless local law, regulation, or contract provides otherwise. Bank shall own all right, title and interest in the data reflecting the Customer usage of the Products or Bank’s web site (including, but not limited to, general usage data and aggregated transaction data). Bank may use and sublicense data obtained by it regarding the Customer’s use of the Products or Bank’s website, as long as Bank does not disclose to others that the Customer was the source of such data or the details of individual transactions effected using the Products or web site.

6. The Customer shall not knowingly use the Products to transmit (i) any virus, worm, or destructive element or any programs or data that may be reasonably expected to interfere with or disrupt the Products or servers connected to the Products; (ii) material that violates the rights of another, including but not limited to the intellectual property rights of another; and (iii) “junk mail”, “spam”, “chain letters” or unsolicited mass distribution of e-mail.

7. The Customer shall promptly and accurately designate in writing to Bank the geographic location of its users upon written request. The Customer further represents and warrants to Bank that the Customer shall not access the service from any jurisdiction which Bank informs the Customer or where the Customer has actual knowledge that the service is not authorized for use due to local regulations or laws, including applicable software export rules and regulations. Prior to submitting any document which designates the persons authorized to act on the Customer’s behalf, the Customer shall obtain from each individual referred to in such document all necessary consents to enable Bank to process the data set out therein for the purposes of providing the Products.

J.P. Morgan  |

8. The Customer will be subject to and shall comply with all applicable laws, rules and regulations concerning restricting collection, use, disclosure, processing and free movement of the Data (collectively, the “Privacy Regulations”). The Privacy Regulations may include, as applicable, the Federal “Privacy of Consumer Financial Information” Regulation (12 CFR Part 30), as amended from time to time, issued pursuant to Section 504 of the Gramm-Leach-Bliley Act of 1999 (15 U.S.C. §6801, et seq.), the Health and Insurance Portability and Accountability Act of 1996 (42 U.S.C. §1320d), The Data Protection Act 1998 and Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to processing of personal data and the free movement of such data.

9. The Customer shall be responsible for the compliance of its Authorized Persons with the terms of the Agreement, including this Schedule.

J.P. Morgan  |

Exhibit B

to the Global Securities Lending Agency Agreement (the “Agreement”),

Between CITIBANK, N.A., As the Agent

and the Lenders

ADDITIONAL CUSTODY TERMS

1.	APPOINTMENT OF AGENT AS CUSTODIAN OF THE ASSETS

(A)

The Agent does not serve as the Lender’s securities custodian, but in the course of performing its activities under this Agreement, the Agent will have certain custodial-type obligations relating to the safekeeping of Securities and Collateral, the settlement of Loans and the servicing of assets. These activities may be undertaken in different markets. Accordingly, the Lender hereby authorizes and instructs the Agent:

(i)

subject to this Exhibit, to hold on behalf of Lender the Loaned Securities and/or securities, bonds, notes, other financial assets or cash which form part of the Collateral (collectively, the “Assets”) from time to time; and

(ii)	to establish on its books a securities account (the “Securities Account”) and a collateral account (the “Collateral Account”) in connection with the foregoing.

2.	PERFORMANCE BY THE AGENT ACTING AS CUSTODIAN OF THE ASSETS

(A)

Lender authorizes the Agent to do all such things as may be necessary to effect the purposes of this Agreement without any instructions from Lender, including without limitation signing any documentation required under the laws of the relevant jurisdiction, collecting income, payments and distributions in respect of the Assets, and making cash disbursements for any expenses incurred in respect of the Assets or otherwise pursuant to this Agreement.

(B)

In providing the safekeeping services contemplated hereunder, insofar as its activities are subject to the laws of England, the Agent shall comply with the FCA and PRA Rules applicable or other applicable rules to it as custodian and shall treat Lender as a professional client for the purposes of the FCA Rules.

(C)

Administrative support providers are those persons utilized by the Agent to perform ancillary services of a purely administrative nature such as couriers, messengers or other commercial transport systems.

(D)

Market infrastructures are public utilities, external telecommunications facilities and other common carriers of electronic and other messages, and external postal services. Market infrastructures are not delegates of the Agent and the Agent has no responsibility for selection or appointment of, or for performance by, any market infrastructure.

J.P. Morgan  |

(E)

Assets deposited with clearance systems hereunder will be subject to the laws, rules, statements of principle and practices of such clearance systems. Assets held in a clearance system may be subject to a lien or other security interests under such laws, rules, statements of principle and practices. Clearance Systems are not delegates of the Agent and the Agent has no responsibility for selection or appointment of, or for performance by, any clearance system.

(F)	The Agent may deposit or procure the deposit of Assets with any clearance system as required by law, regulation or best market practice.

(G)

The Agent shall act in good faith and use reasonable care in the selection and continued appointment of Subcustodians. Subject to paragraph 3(B) below, the Agent shall also be responsible for the negligence, willful misconduct or fraud of any branch or subsidiary of the Agent that is a Subcustodian. As to Subcustodians which are not branches or subsidiaries of the Agent, the Agent shall bear responsibility as set forth in the first sentence of this paragraph (G) and section 5(b) of the Agreement.

(H)	The Agent does not provide shareholder voting services for Lender.

(I)

The Agent shall be under no duty to take or omit to take any action with respect to the safekeeping of, or any other matter relating to the Assets held by it, except in accordance with this Agreement (including, for the avoidance of doubt, any reporting, accounting or auditing obligations).

3.	STANDARD OF CARE; SCOPE OF RESPONSIBILITY

(A)	In performing its custodial duties, the Agent shall exercise the due care of a professional custodian for hire.

(B)	The scope of responsibility of the Agent in its capacity as Custodian and any qualifications upon or exclusions relating to such responsibility shall be as set forth in the Agreement.

(C)

In performing its custodial functions, the Agent is responsible for the performance of only those duties as are expressly set forth herein and shall have no implied duties or obligations. The Agent is not responsible for supervising the Lender’s principal custodian.

(D)

In the event of the insolvency or any other analogous proceedings of a third party holding Lender’s Assets, the Agent will typically only have an unsecured claim against the third party on Lender’s behalf, and Lender will be exposed to the risk that the securities, cash or any other property received by the Agent from the third party is insufficient to satisfy Lender’s claim and the claims of all other relevant clients. Agent requires all subcustodians to segregate securities held for Agent’s clients from Subcustodian’s own securities and Agent obtains legal opinions covering, among other things, a custodial client’s right to recover securities in the event of the insolvency of the subcustodian or a central securities depository.

(E)

Lender understands and agrees that the Agent’s performance under this Exhibit B is subject to the relevant local laws, regulations, decrees, orders and government acts, and the rules, operating procedures and practices of any relevant stock exchange, clearance system or market where or through which Instructions are to be carried out and to which the Agent is subject and as exist in the country in which any Assets are held.

J.P. Morgan  |

(F)

The Agent shall exercise reasonable care in receiving Assets but does not warrant or guarantee the form, authenticity, value or validity of any Security received by the Agent. If the Agent becomes aware of any defect in title or forgery of any Security, the Agent shall promptly notify Lender.

(G)

The Agent is not responsible for the form, accuracy or content of any notice, circular, report, announcement or other material not prepared by the Agent but provided by Agent pursuant to this Exhibit B.

4	CITIGROUP ORGANIZATION INVOLVEMENT

Lender agrees and understands that any member of the Citigroup Organization can be engaged as principal in connection with foreign exchange transactions and may otherwise be engaged in any transaction effected by Lender or by any person for its account and benefit, or by or on behalf of any counterparty or issuer. Subject to Schedules II and III, the Agent is entitled to effect any transaction by or with itself or any member of the Citigroup Organization and to pay or keep any fee, commissions or compensation as specified in any Instruction or, if no specification is provided, any charges, fees, commissions or similar payments generally in effect from time to time with regard to such or similar transactions.

6.	ADDITIONAL FCA and PRA REGULATORY REQUIREMENTS

The following requirements apply (I) to Lender assets wherever located, in those cases where Citibank, N.A. (London Branch) is the contracting party under the Agreement; (II) where Citibank, N.A. (London Branch) is not the contracting party under the Agreement, (i) to assets of the Lender held in the United Kingdom or (ii) to custodial services performed by the Agent within the United Kingdom; or (III) to Lender assets which otherwise fall under the jurisdiction of the U.K. FCA or PRA.

(A)

Legal title to Assets that are subject to the law or market practice of the United Kingdom shall be registered or recorded by the Agent in Lender’s name or in the name of an eligible nominee as permitted by the FCA Rules.

(B)

Where Citibank, N.A. (London Branch) has contracted with Lender as its Agent: legal title to Assets that are subject to the law or market practice of a jurisdiction outside the United Kingdom may be registered or recorded as the Agent may direct, either (as appropriate): in Lender’s name; in the name of any eligible nominee as permitted by the FCA Rules; in the Agent’s name; in the name of a subcustodian, settlement system or depositary; or in the name of any other third party. Registration or recording shall only be made: in the Agent’s name; in the name of a subcustodian, settlement system or depositary; or in the name any other third party, due to the nature of the applicable law or market practice of the relevant overseas jurisdiction, and the Agent has taken reasonable steps to determine that it is in Lender’s best interests to do so or it is not feasible to do so otherwise.

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(C)

If securities are registered in the Agent’s own name, the Assets may not be segregated from the securities of the Agent and, in the event of a failure by the Agent, the Assets may not be as well protected from the claims made on behalf of the Agent’s general creditors.

(D)

Where Securities are held in an omnibus account, the Agent shall take appropriate measures to prevent the unauthorized use of the Customer’s Securities for the account of other persons, in particular by monitoring its ability to deliver Securities on the settlement date and undelivered Securities outstanding on and beyond the settlement date. Nevertheless, there is a risk that as a result of certain events which may include settlement delays or time differences Customer’s Securities could be withdrawn or used to meet obligations of other persons. Due to the nature of omnibus client custody accounts, events such as settlement delays and timing differences may on occasion result in the omnibus accounts experiencing shortfalls in number of assets held (a “shortfall”). Should this occur, to provide protection to the overall omnibus pool; whilst the shortfall is being resolved, in accordance with the Financial Conduct Authority’s Client Assets Rules (“CASS Rules”) and where appropriate, Agent will cover the shortfall by appropriating a sufficient number of Agent’s own assets to cover the equivalent value of the shortfall and hold them for the relevant clients under the CASS Rules as provided in clause (J) below. If there is a shortfall of Securities in the event of Agent’s insolvency, all Customers who hold Securities in the omnibus account may share in the shortfall on a pro rata basis.

(E)

Lender is hereby advised that, where the Agent arranges for any part of the Assets to be held overseas, there may be different settlement, legal and regulatory requirements in overseas jurisdictions from those applying in the UK, together with different practices for the separate identification of the Assets.

(F)

The Securities Account and the Collateral Account shall be designated so as to make it clear that the Assets belong to Lender and not to other customers of Agent, and shall be segregated from the Agent’s securities or securities belonging to an affiliated company of the Agent that is not being treated as an arm’s length customer in accordance with the FCA Rules.

(G)

Statements delivered by the Agent to Lender shall contain the information and be dispatched with the frequency set out in the FCA Rules and any other information relating to the Assets will be dispatched by the Agent at intervals agreed with Lender. On request from Lender, the Agent will provide a statement of all Assets held under this Agreement for the benefit of Lender.

(H)

Where applicable, the Agent shall notify Lender of notices, circulars, reports and announcements which the Agent has received, in the course of acting in the capacity of custodian, concerning the Assets held on Lender’s behalf that require discretionary action, including the exercise of voting rights, conversion and subscription rights, takeovers, other offer or capital re-organizations.

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(I)

(i) Except in the circumstances described in (ii) below, money held for Lender in an account with the Agent will be held by the Agent as banker and not as trustee. As a result, the money will be held in accordance with the Client Asset Rules and not the Client Money Rules and, in the event of the Agent’s insolvency (or analogous event), Lender will not be entitled to share in any distribution under the Client Money Rules.

(ii) Where, in the circumstances contemplated in paragraph (J) below, the Agent holds money for Lender in accordance with the Client Money Rules, the Agent holds such money as trustee and not as banker. In such case, in the event of the Agent’s insolvency (or analogous event), the Client Money Rules will apply and you will be entitled to share in any relevant distribution under the Client Money Rules.

(J)

(i) From 1 June 2015, where the Agent chooses to hold an amount of its money to cover a shortfall (as such term is used in the CASS Rules), the Agent will hold that amount for Lender in accordance with the Client Money Rules (“Cover Amount”) until the shortfall is resolved (unless otherwise agreed) and in such case the terms set out in paragraphs (ii) to (v) shall apply. Where the relevant shortfall reduces or is otherwise resolved, the Cover Amount (or the portion thereof in excess of the relevant shortfall) shall become immediately due and payable to the Agent. In the event of termination of this Agreement, the Agent will treat payment to Lender of such money covering a shortfall as fully discharging its obligation to return the securities which were the subject of that shortfall to Lender.

(ii) The Agent may transfer client money in respect of the Cover Amount to be held by a third party bank or credit institution (the “Third Party Bank”). Except as provided for in this Agreement, the Agent accepts no liability for the acts or omissions of the Third Party Bank. In the event of the insolvency or analogous proceedings of the Third Party Bank, the money received by the Agent from the Third Party Bank may be insufficient to satisfy Lender’s claim.

(iii) The Agent may arrange for client money to be held outside the United Kingdom. Such money may be held in accounts with the Third Party Bank in a state which is not an EEA state and, in such case, the relevant accounts will be subject to the laws of that state and the client money may be treated in a different manner from that which would apply if the client money were held by a person located in the EEA.

(iv) Where client money is deposited into an account with the Third Party Bank, such Third Party Bank may have a security interest or lien over, or right of set-off in relation to, such money, to the extent we are permitted to grant such rights by the Client Money Rules.

(v) Any interest received by us in respect of the Cover Amount shall be retained by the Agent and shall not be credited to Lender’s account.

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